Exhibit 10.22

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of August 26, 2011 (the “Effective Date”) between SILICON VALLEY BANK, a California corporation (“Bank”), and FIREEYE, INC., a Delaware corporation (“Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

RECITALS

A.          Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 7, 2010 (as amended, the “Existing Loan Agreement”).

B.          Bank has extended credit to Borrower for the purposes permitted in the Existing Loan Agreement.

C.          Bank and Borrower desire to amend and restate the Existing Loan Agreement in its entirety in accordance with the terms hereof.

AGREEMENT

Bank and Borrower hereby agree that the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

1            ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2            LOAN AND TERMS OF PAYMENT

2.1         Promise to Pay.   Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1      Revolving Advances.

 (a)          Availability.   Subject to the terms and conditions of this Agreement, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

 (b)          Termination; Repayment.     The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.2      Letters of Credit Sublimit.

 (a)          As part of the Revolving Line, Bank shall issue or have issued Letters of Credit denominated in Dollars or a Foreign Currency for Borrower’s account. The aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed the lesser of (A) One Million Dollars ($1,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the FX Reduction Amount, or (B) the lesser of the Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the FX Reduction Amount.

 (b)          If, on the Revolving Line Maturity Date (or the effective date of any termination of this Agreement), there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to 105% (for Letters of Credit denominated in Dollars) and 110% (for Letters of Credit denominated in a Foreign Currency) of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.

 (c)          The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

 (d)          Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the Dollar Equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges).

 (e)          To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve (the “Letter of Credit Reserve”) under the Revolving Line in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

2.1.3      Foreign Exchange Sublimit.   As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract (the “FX Reserve”). The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the lesser of (A) One Million Dollars ($1,000,000), minus (i) the sum of all amounts used for Cash Management Services, and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), or (B) the lesser of the Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances (including any amounts used for Cash Management Services), and minus (ii) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve). The amount otherwise available for Credit Extensions under the Revolving Line shall be reduced by an amount equal to ten percent (10%) of each outstanding FX Forward Contract (the “FX Reduction Amount”). Any amounts needed to fully reimburse Bank for any amounts not paid by Borrower in connection with FX Forward Contracts will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.4      Cash Management Services Sublimit.   Borrower may use the Revolving Line for Bank’s cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”), in an aggregate amount not to exceed the lesser of (A) One Million Dollars ($1,000,000), minus (i) the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (ii) the FX Reduction Amount, or (B) the lesser of the Revolving Line or the Borrowing Base, minus (i) the sum of all outstanding principal amounts of any Advances, minus the Dollar Equivalent of the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), and minus (iii) the FX Reduction Amount Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.5      Growth Capital Loan.

 (a)          Availability.  Subject to the terms and conditions of this Agreement, Bank agrees to make advances to Borrower (each a “Growth Capital Advance” and collectively the “Growth Capital Advances”), from time to time, prior to the Growth Capital Commitment Termination Date, in an aggregate amount not to exceed the Growth Capital Loan Commitment. Each Growth Capital Advance must be in an amount of not less than Five Hundred Thousand Dollars ($500,000). After repayment, no Growth Capital Advance may be reborrowed.

 (b)          Repayment of Growth Capital Advance.   For each Growth Capital Advance, Borrower shall make thirty-six (36) consecutive equal monthly payments of principal and accrued but unpaid interest commencing on the first (1st) day the first (1st) month following the Funding Date for such Growth Capital Advance, in an amount that would fully amortize the applicable Growth Capital Advance over the Repayment Period. All unpaid principal and accrued and unpaid interest on each Growth Capital Advance is due and payable in full on the Growth Capital Maturity Date.

 (c)          Voluntary Prepayment of Growth Capital Advances.   Borrower shall have the option to prepay all Growth Capital Advances in full, provided Borrower (i) shall provide written notice to Bank of its election to prepay the Growth Capital Advances at least three (3) days prior to such prepayment and (ii) pays, on the date of such prepayment, (a) all outstanding principal and accrued but unpaid interest in respect of the Growth Capital Advances, plus (b) all other sums, including Bank Expenses, if any, that shall have become due and payable.

 (d)          Mandatory Prepayment Upon an Acceleration.    If the Growth Capital Advances are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal and accrued but unpaid interest in respect of the Growth Capital Advances, plus (ii) all other sums, including Bank Expenses, if any, that shall have become due and payable.

2.1.6      Existing Credit Extensions.

 (a)          Description of Existing Credit Extensions.  Bank made the following extensions of credit in favor of Borrower under the Existing Loan Agreement: (a) an advance drawn under Section 2.1.3 of the Existing Loan Agreement on June 15, 2010 in the original principal amount of $1,000,000 with a principal outstanding balance as of the Effective Date of $691,066 (the “Existing Term Loan Advance”), (b) an advance drawn under Section 2.1.2 of the Existing Loan Agreement on June 15, 2010 in the original principal amount of $314,142 with a principal outstanding balance as of the Effective Date of $216,147 (the “Existing Equipment Advance A”), and (c) an advance drawn under Section 2.1.2 of the Existing Loan Agreement on October 21, 2010 in the original principal amount of $250,000 with a principal outstanding balance as of the Effective Date of $198,240 (the “Existing Equipment Advance B”; the Existing Equipment Advance A and Existing Equipment Advance B are collectively, the “Existing Equipment Advances”; the Existing Equipment Advances and the Existing Term Loan Advance are collectively, the “Existing Credit Extensions”). No additional amounts are permitted to be borrowed under the Existing Loan Agreement.

 (b)          Repayment of Existing Credit Extensions.  The Existing Credit Extensions shall continue to be repaid under the same terms and conditions as the terms and conditions set forth in the Existing Loan Agreement, which terms and conditions are as follows: (a) in respect of the Existing Term Loan Advance, equal monthly payments of principal and interest in the amount of $31,295 per month are due and payable on the first day of each month until the Term Loan Maturity Date, at which time all Obligations in respect of the Existing Term Loan Advance shall be immediately due and payable; (b) in respect of the Existing Equipment Advance A, equal monthly payments of principal and interest in the amount of $9,688 per month are due and payable on the first day of each month until the Equipment Advance A Maturity Date, at which time all Obligations in respect of the Existing Equipment Advance A shall be immediately due and payable; and (c) in respect of the Existing Equipment Advance B, equal monthly payments of principal and interest in the amount of $7,690 per month are due and payable on the first day of each month until the Equipment Advance B Maturity Date, at which time all Obligations in respect of the Existing Equipment Advance B shall be immediately due and payable.

 (c)          Prepayment of Existing Equipment Advances Upon an Event of Loss.   Borrower shall bear the risk of any loss, theft, destruction, or damage of or to the Financed Equipment. If, during the term of this Agreement, any item of Financed Equipment becomes obsolete or is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period ending beyond the Equipment Advance A Maturity Date or Equipment Advance B Maturity Date, as applicable with respect to such Financed Equipment (an “Event of Loss”), then, within ten (10) days following such Event of Loss, Borrower shall (i) pay to Bank on account of the Obligations all accrued interest to the date of the prepayment, plus all outstanding principal owing with respect to the Financed Equipment subject to the Event of Loss; or (ii) if no Event of Default has occurred and is continuing, at Borrower’s option, repair or replace any Financed Equipment subject to an Event of Loss provided the repaired or replaced Financed Equipment is of equal or like value to the Financed Equipment subject to an Event of Loss and provided further that Bank has a first priority perfected security interest in such repaired or replaced Financed Equipment. Any partial prepayment of an Existing Equipment Advance paid by Borrower on account of an Event of Loss shall be applied to prepay amounts owing for such Existing Equipment Advance in inverse order of maturity.

 (d)          Voluntary Prepayment of Existing Credit Extensions.  Borrower shall have the option to prepay each Existing Credit Extension in full, provided Borrower (i) shall provide written notice to Bank of its election to prepay such Existing Credit Extension at least three (3) days prior to such prepayment and (ii) pays, on the date of such prepayment, (a) all outstanding principal and accrued but unpaid interest in respect of such Existing Credit Extension, plus (b) all other sums, including Bank Expenses, if any, that shall have become due and payable.

 (e)          Mandatory Prepayment Upon an Acceleration.   If the Existing Credit Extensions are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal and accrued but unpaid interest in respect of the Existing Credit Extensions, plus (ii) all other sums, including Bank Expenses, if any, that shall have become due and payable.

2.2         Overadvances.  If, at any time, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), plus (c) the FX Reduction Amount exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such excess.

2.3         Payment of Interest on the Credit Extensions.

 (a)          Interest Rate.

 (i)         Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to one and one-half of one percentage points (1.50%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.3(f) below.

 (ii)         Growth Capital Advances.    Subject to Section 2.3(b), the principal amount outstanding for each Growth Capital Advance shall accrue interest at a fixed per annum rate equal to six and one- half of one percent (6.50%), which shall be payable monthly in accordance with Section 2.3(f) below.

 (iii)        Existing Term Loan Advance.    Subject to Section 2.3(b), the outstanding principal amount of the Existing Term Loan Advance shall accrue interest at a fixed per annum rate equal to eight percent (8.00%), which shall be payable monthly in accordance with Section 2.3(f) below.

 (iv)        Existing Equipment Advances.    Subject to Section 2.3(b), the outstanding principal amount of the Existing Equipment Advances shall accrue interest at a fixed per annum rate equal to seven percent (7.00%), which shall be payable monthly in accordance with Section 2.3(f) below.

 (b)          Default Rate.  Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.00%) above the rate that is otherwise applicable thereto unless Bank otherwise elects from time to time in its sole discretion to impose a smaller increase. Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

 (c)          Adjustment to Interest Rate.  Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

 (d)         Computation; 360-Day Year.  In computing interest, the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

 (e)         Debit of Accounts.   Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

 (f)          Interest Payment Date.   Unless otherwise provided, interest is payable monthly on the first calendar day of each month.

2.4         Fees.  Borrower shall pay to Bank:

 (a)         Commitment Fee.  A fully earned, non-refundable commitment fee of Thirteen Thousand Dollars $13,000, on the Effective Date (Bank acknowledges receipt of a good faith deposit in the amount of Ten Thousand Dollars ($10,000) which shall be applied to the commitment fee on the Effective Date); and an additional Ten Thousand Dollars ($10,000) on the first anniversary of the Effective Date;

 (b)         Letter of Credit Fee.  Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit upon the issuance of such Letter of Credit, each anniversary of the issuance during the term of such Letter of Credit, and upon the renewal of such Letter of Credit by Bank;

 (c)         Early Termination Fee.  The Early Termination Fee when due pursuant to Section 2.5; and

 (d)         Bank Expenses.  All Bank Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement, which attorneys’ fees for the documentation and negotiation of this Agreement and the related Loan Documents will not exceed $11,750, excluding costs and expenses, as of the Effective Date, so long as the negotiations thereof are not protracted) incurred through and after the Effective Date, when due.

2.5         Early Termination of Revolving Line.   The Revolving Line may be terminated prior to the Revolving Line Maturity Date as follows: (i) by Borrower, effective ten (10) Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence and during the continuance of an Event of Default, without notice, effective immediately. If the Revolving Line is terminated prior to the Revolving Line Maturity Date (A) by Bank in accordance with clause (ii) in the foregoing sentence, or (B) by Borrower for any reason, Borrower shall pay to Bank a termination fee in an amount equal to one percent (1.00%) of the Revolving Line (the “Early Termination Fee”). The Early Termination Fee shall be due and payable on the effective date of such termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank agrees (in its sole and exclusive discretion) to refinance and redocument the Revolving Line under another division of Bank prior to the Revolving Line Maturity Date.

2.6         Lockbox: Account Collection Services.

 (a)         Borrower shall direct each Account Debtor (and each depository institution where proceeds of Accounts are on deposit) to remit payments with respect to the Accounts to a lockbox account established with Bank or to wire transfer payments to a cash collateral account that Bank controls (collectively, the “Lockbox”). It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within sixty (60) days following the Effective Date.

 (b)         Until such Lockbox is established, the proceeds of the Accounts shall be paid by the Account Debtors to an address consented to by Bank. Upon receipt by Borrower of proceeds of Accounts, Borrower shall immediately transfer and deliver same to Bank, along with a detailed cash receipts journal. Provided no Event of Default exists or an event that with notice or lapse of time will be an Event of Default, within three (3) days of receipt of such amounts by Bank, Bank will turn over to Borrower the proceeds of the Accounts not otherwise applied to Obligations which are then due and owing. This Section does not impose any affirmative duty on Bank to perform any act other than as specifically set forth herein. All Accounts and the proceeds thereof are Collateral and if an Event of Default occurs and is continuing, Bank may apply the proceeds of such Accounts to the Obligations.

2.7         Payments; Application of Payments.

 (a)         All payments (including prepayments) to be made by Borrower under any Loan Document shall be made in immediately available funds in U.S. Dollars, without setoff or counterclaim, before 12:00 p.m. Pacific time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

 (b)         Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

3            CONDITIONS OF LOANS

3.1         Conditions Precedent to Initial Credit Extension.  Bank’s obligation to make the initial Credit Extension on or after the Effective Date is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation;

 (a)         duly executed original signatures to the Warrant dated as of the Effective Date;

 (b)         Borrower’s Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State of Delaware as of a date no earlier than thirty (30) days prior to the Effective Date;

 (c)         duly executed original signatures to the completed Borrowing Resolutions for Borrower;

 (d)         certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

 (e)          a copy of its Investors’ Rights Agreement and any amendments thereto;

 (f)          evidence satisfactory to Bank that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses and cancellation notice to Bank (or endorsements reflecting the same) in favor of Bank;

 (g)         payment of the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2         Conditions Precedent to all Credit Extensions.    Bank’s obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

 (a)         timely receipt of an executed Payment/Advance Form;

 (b)         the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Payment/Advance Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

 (c)         in Bank’s sole discretion, there has not been a Material Adverse Change.

3.3         Covenant to Deliver.  Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

3.4         Procedures for Borrowing.  Subject to the prior satisfaction of all other applicable conditions to the making of a Credit Extension set forth in this Agreement, to obtain a Credit Extension (other than Advances under Sections 2.1.2 or 2.1.4), Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of the Credit Extension. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Bank shall credit Credit Extension to the Designated Deposit Account. Bank may make Credit Extensions under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Credit Extensions are necessary to meet Obligations which have become due.

4            CREATION OF SECURITY INTEREST

4.1         Grant of Security Interest.    Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

4.2         Priority of Security Interest.   Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

4.3         Authorization to File Financing Statements.  Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

5            REPRESENTATIONS AND WARRANTIES

 Borrower represents and warrants as follows:

5.1         Due Organization, Authorization; Power and Authority.  Borrower and each of its Subsidiaries is duly existing and in good standing in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s or such Subsidiary’s business. In connection with the Existing Loan Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower, entitled “Perfection Certificate”. Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2         Collateral.  Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any, described in the Perfection Certificate, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) nonexclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate. Each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is it bound by, any Restricted License.

5.3         Accounts Receivable.  For any Eligible Account or Eligible Foreign Account in any Borrowing Base Certificate, all statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing such Eligible Accounts or Eligible Foreign Account (as applicable) are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. Whether or not an Event of Default has occurred and is continuing, Bank may notify any Account Debtor owing Borrower money of Bank’s security interest in such funds and verify the amount of such Eligible Account or Eligible Foreign Account. All sales and other transactions underlying or giving rise to each Eligible Account and Eligible Foreign Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts or Eligible Foreign Accounts in any

Borrowing Base Certificate. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts and Eligible Foreign Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

5.4         Litigation.  There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than, individually or in the aggregate, One Hundred Thousand Dollars ($100,000).

5.5         Financial Statements; Financial Condition.  All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present (subject to normal year-end adjustments in the case of year-end financial statements) in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6         Solvency.    The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7         Regulatory Compliance.  Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8         Subsidiaries; Investments.  Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.9         Tax Returns and Payments; Pension Contributions.  Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10        Use of Proceeds.  Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements, and not for personal, family, household or agricultural purposes.

5.11        Full Disclosure.    No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank in connection with the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12        Definition of “Knowledge.”  For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of’ Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

6            AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1         Government Compliance.

 (a)         Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower’s business.

 (b)         Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of its property. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

6.2         Financial Statements, Reports, Certificates.  Deliver to Bank:

 (a)         Borrowing Base Reports.   Semi-monthly, by the fifteenth (15th) and last day of each month, (i) aged listings of accounts receivable and accounts payable (by invoice date) and (ii) a Deferred Revenue report certified by a Responsible Officer and in a form acceptable to Bank (collectively, the “Borrowing Base Reports”);

 (b)         Borrowing Base Certificate.   Semi-monthly, by the fifteenth (15th) and last day of each month and together with the Borrowing Base Reports, a duly completed Borrowing Base Certificate signed by a Responsible Officer;

 (c)         Monthly Financial Statements.   As soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such month certified by a Responsible Officer and in a form acceptable to Bank (the “Monthly Financial Statements”);

 (d)         Monthly Compliance Certificate.  Within thirty (30) days after the last day of each month and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Bank shall reasonably request;

 (e)         Monthly Bookings Report.  As soon as available, but no later than thirty (30) days after the last day of each month, a company prepared bookings report for such month certified by a Responsible Officer and in a form acceptable to Bank;

 (f)         Annual Audited Financial Statements.    As soon as available, but no later than two hundred seventy (270) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion; provided however, that the audited financial statements for the fiscal year ended December 31, 2010 shall be due no later than December 31, 2011;

 (g)         Other Statements.  Within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt;

 (h)         SEC Filings.  In the event that Borrower becomes subject to the reporting requirements under the Exchange Act within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the Internet at Borrower’s website address;

 (i)         Legal Action Notice.   A prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Hundred Thousand Dollars ($100,000) or more;

 (j)         Financial Projections.  As soon as available, but not later than ninety (90) days after each fiscal year-end, board-approved annual financial projections covering Borrower’s quarterly projected balance sheets, income statements and cash flows for at least the following fiscal year, all in form and substance acceptable to Bank; and

 (k)         Other Financial Information.     Promptly following Bank’s request, budgets, sales projections, operating plans and other information regarding the operations, business affairs and financial condition of Borrower or compliance with the terms of this Agreement, as reasonably requested by Bank.

6.3         Inventory; Returns.  Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its Account Debtors shall follow Borrower’s customary practices as they exist at the Effective Date. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than One Hundred Thousand Dollars ($100,000).

6.4         Taxes; Pensions.  Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Bank, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.5         Insurance.   Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as a lender loss payee and waive subrogation against Bank. All liability policies shall show, or have endorsements showing, Bank as an additional insured. All policies (or their respective endorsements) shall provide that the insurer shall give Bank at least twenty (20) days notice before canceling, amending, or declining to renew its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Bank deems prudent.

6.6         Operating Accounts.

 (a)        Maintain its primary operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates.

 (b)        Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.7         Financial Covenants.  Borrower shall:

 (a)         Minimum Bookings. At all times in which any Obligations in respect of the Revolving Line remain outstanding or Bank has any obligation to lend under the Revolving Line, consummate new contracts having a year-to-date projected gross value, as determined by Bank, of not less than the following amounts for each of the following periods (as measured on the last day of the applicable fiscal quarter):

Period	Minimum Bookings

3-month period ending September 30, 2011	$9,600,000
6-month period ending December 31, 2011	$20,800,000
3-month period ending March 31, 2012	*
6-month period ending June 30, 2012	*
9-month period ending September 30, 2012	*
12-month period ending December 31, 2012, and each applicable period ending on each fiscal quarter thereafter	*

*   The minimum bookings requirement for each applicable cumulative period ending on the last day of each fiscal quarter shall be determined by Bank based on Borrower’s board-approved plan for such fiscal year delivered in accordance with Section 6.2, such covenant to be set in a manner (but not in amounts) consistent with the 2011 covenant.

6.8         Protection of Intellectual Property Rights.

 (a)         (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Bank in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.

 (b)         Provide written notice to Bank within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public) which is reasonably likely to have a material impact on Borrower’s business or financial condition. Borrower shall take such reasonable steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

6.9         Litigation Cooperation.   From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.10       Access to Collateral; Books and Records.  Allow Bank, or its agents, at reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), to inspect the Collateral and audit and copy Borrower’s Books. Such inspections or audits shall be conducted no more often than once every six (6) months or as conditions may warrant, unless an Event of Default has occurred and is continuing. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedule the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.11       Formation or Acquisition of Subsidiaries.  At the time that Borrower or any Subsidiary forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date, Borrower shall (a) cause such new Subsidiary to provide to Bank a joinder to this Agreement to cause such Subsidiary to become a co-borrower hereunder, together with appropriate financing statements and/or Control Agreements, all in form and substance satisfactory to Bank (including without limitation, documents, agreements and instruments sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Bank appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary, in form and substance satisfactory to Bank, and (c) provide to Bank all other documentation in form and substance satisfactory to Bank, including one or more opinions of counsel satisfactory to Bank, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.11 shall be a Loan Document. Nothing in this Section 6.11 shall be construed as permitted the acquisition of any Subsidiary unless otherwise expressly permitted elsewhere in this Agreement.

6.12       Further Assurances.  Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

7            NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1         Dispositions.     Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) in connection with Permitted Liens and Permitted Investments; and (d) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business.

7.2         Changes in Business, Management, Ownership, or Business Locations.    (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) have a change in Key Person unless a replacement approved by Borrower’s board of directors is appointed within sixty (60) days of any such departure; or (ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than 40% of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the transaction and provides to Bank within five (5) Business Days following such closing, a description of the material terms of the transaction).

Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Ten Thousand Dollars ($10,000) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate, in excess of Ten Thousand Dollars ($10,000) to a bailee, and Bank and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Bank, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Bank in its sole discretion.

7.3         Mergers or Acquisitions.  Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except for Permitted Acquisitions. Notwithstanding the foregoing, a Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4         Indebtedness.  Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5         Encumbrance.  Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6         Maintenance of Collateral Accounts.  Maintain any Collateral Account except pursuant to the terms of Section 6.6(b) hereof.

7.7         Distributions; Investments.    (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof; (ii) Borrower may pay dividends solely in common stock; and (iii) Borrower may repurchase the stock of former employees, directors or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of Two Hundred Thousand Dollars ($200,000) per fiscal year; provided, however, that the maximum dollar restriction on repurchases set forth in this (iii) shall not apply to repurchases where the price per share price paid in such repurchase is equal to the price paid by such former employee, director, or consultant when he or she purchased the stock from Borrower; or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8         Transactions with Affiliates.   Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person and transactions permitted pursuant to the terms of Section 7.2 hereof.

7.9         Subordinated Debt.  (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank.

7.10       Compliance.   Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, each as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8            EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1         Payment Default.  Borrower fails to pay any of the Obligations when due;

8.2         Covenant Default.

 (a) Borrower fails or neglects to perform any obligation under Sections 6.2, 6.4, 6.5, 6.6, 6.7, 6.8 or 6.10, or violates any covenant in Section 7; or

 (b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Cure periods provided under this section shall not apply to financial covenants or any other covenants that are required to be satisfied, completed or tested by a certain date or within a certain time period;

8.3         Priority of Security Interest.  If there is a material impairment in the perfection or priority of the Bank’s security interest in the Collateral;

8.4         Attachment; Levy; Restraint on Business.

 (a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary) on deposit or otherwise maintained with Bank or any Bank Affiliate, or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

 (b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any material part of its business;

8.5         Insolvency  (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6         Other Agreements.   There is a default that continues after any applicable cure period in any agreement to which Borrower is a party with a third party or parties resulting in a legal or contractual right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000);

8.7         Judgments.  One or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and the same are not, within ten (10) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the discharge, stay, or bonding of such judgment, order, or decree);

8.8         Misrepresentations.     Borrower or any Person acting for Borrower makes any material representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results);

8.9         Subordinated Debt.  Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or the applicable subordination or intercreditor agreement; or

8.10       Governmental Approvals.  Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non- renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction.

9            BANK’S RIGHTS AND REMEDIES

9.1         Rights and Remedies.  While an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

 (a)          declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank); provided, that in the case of an Event of Default with respect solely to a violation of Section 6.7(a), only the Revolving Line and any Obligations in respect thereof shall be subject to acceleration pursuant to this Section 9.1(a); provided further, that any Event of Default resulting from Borrower’s failure to timely repay Obligations in respect of the Revolving Line following acceleration thereof, or from Bank’s exercise of its rights and remedies following acceleration of the Obligations in respect of the Revolving Line, shall not be limited to the Revolving Line but rather shall apply to all Obligations;

 (b)          stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

 (c)          demand that Borrower (i) deposit cash with Bank in an amount equal to 105% (for Letters of Credit denominated in Dollars) and 110% (for Letters of Credit denominated in a Foreign Currency) of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

 (d)          terminate any FX Forward Contracts;

 (e)          settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, notify any Person owing Borrower money of Bank’s security interest in such fund s, and verify the amount of such account;

 (f)           make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral;

(g)         apply to the Obligations (i) any balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h)         ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i)          place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j)          demand and receive possession of Borrower’s Books; and

(k)         exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2         Power of Attorney.  Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable (a) upon the occurrence and during the continuance of an Event of Default, to: (i) endorse Borrower’s name on any checks or other forms of payment or security; (ii) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (iii) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (iv) make, settle, and adjust all claims under Borrower’s insurance policies; (v) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (vi) transfer the Collateral into the name of Bank or a third party as the Code permits, and (b) at any time, regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder, to: (i) endorse Borrower’s name on checks or other instruments deposited into the Lockbox (to the extent necessary to pay amounts owed pursuant to this Agreement); and (ii) sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral. Bank’s foregoing appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

9.3         Protective Payments.  If Borrower fails to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4         Application of Payments and Proceeds Upon Default.  Subject to Section 9.1(a) in the case of an Event of Default solely with respect to a violation of Section 6.7(a), if an Event of Default has occurred and is continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5         Bank’s Liability for Collateral.  So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6         No Waiver; Remedies Cumulative.    Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7         Demand Waiver.  Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10          NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Bank or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	FireEye, Inc.
1390 McCarthy Blvd.
Milpitas, California 95035
Attn: Michael Sheridan, CFO
Fax:
Email:
With a copy to (which shall not constitute notice):
FireEye, Inc.
1390 McCarthy Blvd.
Milpitas, California 95035
Attn: Ashar Aziz, CEO
Fax:
Email:
If to Bank:	Silicon Valley Bank
2400 Hanover Street
Palo Alto, CA 94304
Attn: Brian Fitzpatrick
Fax:
Email:

11          CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self- help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12          GENERAL PROVISIONS

12.1       Successors and Assigns.   This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrants, as to which assignment, transfer and other such actions are governed by the terms of the Warrants).

12.2       Indemnification.  Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or expenses (including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower contemplated by the Loan Documents (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.3       Time of Essence.    Time is of the essence for the performance of all Obligations in this Agreement.

12.4       Severability of Provisions.   Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5       Correction of Loan Documents.  Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.

12.6       Amendments in Writing; Waiver; Integration.  No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.7       Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.8       Survival.  All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.9       Confidentiality.  In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) disclosed to Bank by a third party if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use the confidential information for reporting purposes and the development and distribution of databases and market analyses so long as such confidential information is aggregated and anonymized prior to distribution, and so long as Bank does not disclose Borrower’s identity or the identity of any person associated with Borrower unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10      Attorneys’ Fees, Costs and Expenses.  In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.11      Electronic Execution of Documents.  The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12     Captions.  The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.13     Construction of Agreement.  The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.14     Relationship.  The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.15     Third Parties.  Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

12.16     No Novation.      Nothing contained herein shall in any way impair the Existing Loan Agreement and other Loan Documents now held for the Obligations, nor affect or impair any rights, powers, or remedies under the Existing Loan Agreement or any Loan Document, it being the intent of the parties hereto that this Agreement shall not constitute a novation of the Existing Loan Agreement or an accord and satisfaction of the Obligations. Borrower hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

13          DEFINITIONS

13.1       Definitions.  As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Advance” or “Advances” means an advance (or advances) under the Revolving Line.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the Dollar Equivalent amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances.

“Bank” is defined in the preamble hereof.

“Bank Entities” is defined in Section 12.9.

“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is (a) 80% of Eligible Accounts plus (b) 70% of Eligible Foreign Accounts, all as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, Advances in respect of Eligible Foreign Accounts shall not at any time exceed Two Million Dollars ($2,000,000) in the aggregate; provided further, that Bank may decrease the foregoing percentages in its good faith business judgment based on its field examinations of the Accounts and calculation of the related dilution, or based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Borrowing Base Certificate” is that certain certificate in the form attached hereto as Exhibit C.

“Borrowing Base Report” is defined in Section 6.2(a).

“Borrowing Resolutions” are, with respect to any Person, those resolutions substantially in the form attached hereto as Exhibit E.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Management Services” is defined in Section 2.1.4.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit D.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Advance, Growth Capital Advance, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, Existing Term Loan Advance, Existing Equipment Advance or any other extension of credit by Bank for Borrower’s benefit.

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number                         , maintained with Bank.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Early Termination Fee” is defined in Section 2.5.

“Effective Date” is defined in the preamble hereof.

“Eligible Accounts” means Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right at any time after the Effective Date to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank otherwise agrees in writing, Eligible Accounts shall not include:

(a)          Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(b)          Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

(c)          Accounts with credit balances over ninety (90) days from invoice date;

(d)          Accounts owing from an Account Debtor, in which fifty percent (50%) or more of the Accounts have not been paid within ninety (90) days of invoice date;

(e)          Accounts owing from an Account Debtor which does not have its principal place of business in the United States;

(f)          Accounts billed and/or payable outside of the United States (sometimes called foreign invoiced accounts);

(g)         Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts) , with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

(h)         Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(i)          Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(j)          Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(k)         Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(l)          Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(m)        Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(n)         Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(o)         Accounts for which the Account Debtor has not been invoiced;

(p)         Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(q)         Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond 90 days;

(r)          Accounts arising from chargebacks, debit memos or others payment deductions taken by an Account Debtor;

(s)          Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(t)          Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(u)         Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue (but only to the extent of such Deferred Revenue);

(v)          Accounts owing from an Account Debtor, whose total obligations to Borrower exceed thirty percent (30%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing; and

(w)         Accounts for which Bank determines collection to be doubtful (approval of such accounts not to be unreasonably withheld), including, without limitation, accounts represented by “refreshed” or “recycled” invoices.

“Eligible Equipment” is the following to the extent it complies with all of Borrower’s representations and warranties to Bank, is acceptable to Bank in all respects, is located at 1390 McCarthy Blvd., Milpitas, California or such other location of which Bank has approved in writing, and is subject to a first priority Lien in favor of Bank: (a) general purpose equipment, computer equipment, manufacturing equipment, office equipment, test and laboratory equipment, including, without limitation, Equipment for FireEye testing, furnishings, subject to the limitations set forth herein, and (b) Other Equipment.

“Eligible Foreign Account” is an Account which is owing from an Account Debtor which does not have its principal place of business in the United States but which otherwise satisfies the criteria for eligibility set forth in the definition of “Eligible Accounts.”

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Equipment Advance A Maturity Date” means June 15, 2013.

“Equipment Advance B Maturity Date” means October 1, 2013.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Event of Loss” is defined in Section 2.1.6(c).

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Existing Loan Agreement” is defined in the Recitals.

“Existing Credit Extensions” is defined in Section 2.1.6(a).

“Existing Equipment Advance A” is defined in Section 2.1.6(a).

“Existing Equipment Advance B” is defined in Section 2.1.6(a).

“Existing Equipment Advances” is defined in Section 2.1.6(a).

“Existing Term Loan Advance” is defined in Section 2.1.6(a).

“Financed Equipment” is all present and future Eligible Equipment in which Borrower has any interest which is financed by an Existing Equipment Advance.

“Foreign Currency” means lawful money of a country other than the United States.

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“FX Business Day” is any day when (a) Bank’s Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.

“FX Forward Contract” is defined in Section 2.1.3.

“FX Reduction Amount” is defined in Section 2.1.3.

“FX Reserve” is defined in Section 2.1.3.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Growth Capital Advance” is defined in Section 2.1.5(a).

“Growth Capital Commitment Termination Date” means December 31, 2011.

“Growth Capital Loan Commitment” is Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000), of which (i) One Million Dollars ($1,000,000) shall be available to be drawn from the Effective Date through October 31, 2011, and (ii) One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) shall be available to be drawn from the Effective Date through the Growth Capital Commitment Termination Date.

“Growth Capital Maturity Date is December 31, 2014.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.2.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a)          its Copyrights, Trademarks and Patents;

(b)          any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c)          any and all source code;

(d)          any and all design rights which may be available to a Borrower;

(e)          any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f)          all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s Chief Executive Officer or Chief Financial Officer.

“Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.

“Letter of Credit Application” is defined in Section 2.1.2(b).

“Letter of Credit Reserve” has the meaning set forth in Section 2.1.2(e).

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Warrants, the Perfection Certificate, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Lockbox” is defined in Section 2.6.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Monthly Financial Statements” is defined in Section 6.2(c).

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents (other than the Warrants), or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents (other than the Warrants).

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Other Equipment” means transferable software licenses, leasehold improvements or other soft costs, including sales tax, freight and installation expenses.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment/Advance Form” is that certain form attached hereto as Exhibit B.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Acquisitions” means, collectively,

(a)          any acquisition of the assets or equity interests of another Person or division of another Person to which Bank has consented in writing in its sole discretion,

(b)          any acquisition of the assets or equity interests of another Person or division of another Person that satisfies all of the following conditions:

(i)          Bank shall have received at least 14 days’ prior written notice of such proposed acquisition, which notice shall include a reasonably detailed description of such proposed acquisition;

(ii)         the nature of the target’s business shall be substantially similar, related or incidental to Borrower’s business;

(iii)        the purchase consideration for such acquisition, when taken together with all acquisitions previously consummated as a Permitted Acquisitions under this clause (b), does not exceed One Million Dollars ($1,000,000) in the aggregate;

(iv)        Borrower has provided Bank with pro forma forecasted balance sheets, profit and loss statements, and cash flow statements of Borrower and its Subsidiaries, prepared on a basis consistent with Borrower’s historical financial statements, subject to adjustments to reflect projected consolidated operations following the acquisition, together with appropriate supporting details and a statement of underlying assumptions for the one (1) year period following the date of the proposed acquisition, on a quarter-by-quarter basis; and

(v)         the assets being acquired (other than assets the value of which is immaterial) are located within the United States or the target acquired is organized in a jurisdiction located within the United States.

Notwithstanding anything to the contrary contained herein, in order for any acquisition of stock or assets of another Person to constitute a “Permitted Acquisition”, Borrower must comply with all of the following:

(A)        concurrent with the closing of such Permitted Acquisition, Borrower (or the applicable Subsidiary) making such Permitted Acquisition and the target shall have executed such documents and taken such actions as may be required under Section 6.11;

(B)        Borrower shall have delivered to Bank, in form and substance satisfactory to the Bank and sufficiently in advance (and in any case no later than 14 days prior to such Permitted Acquisition), such other financial information, financial analysis, documentation or other information relating to such Permitted Acquisition and the pro forma certifications required by clause (C) below, in each case, as Bank shall reasonably request;

(C)        on or prior to the date of such Permitted Acquisition, Bank shall have received, in form and substance reasonably satisfactory to the Bank, a certificate of the chief financial officer of Borrower demonstrating (1) pro forma compliance with the financial covenants set forth in Section 6.7, before and after giving effect to such Permitted Acquisition, and (2) compliance with the other terms of the Loan Documents (before and after giving effect to such Permitted Acquisition); and

(D)        at the time of such Permitted Acquisition and after giving effect thereto, (A) no Event of Default, or event or circumstance which with notice or the passage of time would constitute an Event of Default shall have occurred and be continuing, and (B) all representations and warranties contained in the Loan Documents shall be true and correct in all material respects.

“Permitted Indebtedness” is:

(a)         Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b)         Subordinated Debt;

(c)         unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(d)         Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(e)         Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder; and

(f)          extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are: (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within one (1) year from its acquisition, (ii) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., (iii) Bank’s certificates of deposit issued maturing no more than one (1) year after issue, (iv) Investments (A) by Borrower in Subsidiaries not to exceed Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year, and (B) by Subsidiaries in other Subsidiaries or in Borrower; (v) Investments consisting of (A) travel advances and employee relocation loans and other employee loans not to exceed Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year, and (B) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors not to exceed Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year; (vi) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (vii) Investments consisting of money market funds at least ninety-five percent (95%) of the assets of which are of the kind described in clauses (i) through (iii) of this definition, (viii) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (i) shall not apply to Investments of Borrower in any Subsidiary)and (ix) Permitted Acquisitions; and (x) any other investments administered through Bank.

“Permitted Liens” are:

(a)          Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b)          Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c)          purchase money Liens (i) on Equipment (other than Financed Equipment) acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than One Hundred Thousand Dollars ($100,000) in the aggregate amount outstanding, or (ii) existing on Equipment (other than Financed Equipment) when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d)          leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest therein;

(e)          Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(f)           non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business (including, without limitation, joint development licenses and strategic relationships) and other non- perpetual licenses that may be exclusive in some respects, such as, by way of example, with respect to field of use or geographic territory, but that do not result, under applicable law, in a sale of all of Borrower’s interest in the property that is the subject of the license;

(g)          Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7;

(h)         Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit and/or securities accounts;

(i)          Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA); and

(j)          Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed One Hundred Thousand Dollars ($100,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prime Rate” is the “prime rate” as published from time to time by The Wall Street Journal in the “Money Rates” section of its Western Edition newspaper. In the event that The Wall Street Journal ceases publishing such rate for any reason, then the “Prime Rate” shall mean Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Repayment Period” is, for each Growth Capital Advance, a period of time equal to thirty-five (35) consecutive months commencing on the first (1st) day of the first (1st) month following the Funding Date of the applicable Growth Capital Advance.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer’’ is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral.

“Revolving Line” is an Advance or Advances in an amount equal to Ten Million Dollars ($10,000,000).

“Revolving Line Maturity Date” is that date which is two (2) years following the Effective Date.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Settlement Date” is defined in Section 2.1.3.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“Term Loan Maturity Date” means June 15, 2013.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1.

“Warrants” are collectively, (a) that certain Warrant to Purchase Stock executed by Borrower in favor of Bank in connection with the Existing Loan Agreement, (b) that certain Warrant to Purchase Stock executed by Borrower in favor of Bank on the Effective Date, and (c) any other Warrant to Purchase Stock hereafter executed by Borrower in favor of Bank.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

FIREEYE, INC.

By	/s/ Michael J. Sheridan

Name:	Michael J. Sheridan

Title:	CFO

BANK:
SILICON VALLEY BANK

By	/s/ Brian Fitzpatrick

Name:	Brian Fitzpatrick

Title:	Relationship Manager

EXHIBIT A – COLLATERAL DESCRIPTION

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.

Borrower and Bank are parties to that certain negative pledge arrangement whereby Borrower, in connection with Bank’s loan(s) to Borrower, has agreed not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its Intellectual Property without Bank’s prior written consent.

EXHIBIT B – LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS NOON PACIFIC TIME

Fax To: (650) 494-1377	Date:

LOAN PAYMENT:

FireEye, Inc.

From Account # To Account #
(Deposit Account #) (Loan Account #)
Principal $ and/or Interest $

Authorized Signature: Phone Number:
Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account # To Account #
(Loan Account #) (Deposit Account #)

Amount of Advance $

All Borrower’s representations and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature: Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST: Complete only if all or a portion of funds from the loan advance above is to be wired. Deadline for same day processing is noon, Pacific Time

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:
For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #:

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: FireEye, Inc.

Lender:  Silicon Valley Bank

Commitment Amount:        $10,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (Please explain on next page)	$
3.	Less: Intercompany / Employee / Non-Trade Accounts	$
4.	NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5.	90 Days Past Invoice Date	$
6.	Credit Balances over 90 Days	$
7.	Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8.	Foreign Account Debtor Accounts	$
9.	Foreign Invoiced and/or Collected Accounts	$
10.	Contra / Customer Deposit Accounts	$
11.	U.S. Government Accounts not assigned under Assignment of Claims Act	$
12.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13.	Accounts with Memo or Pre-Billings	$
14.	Contract Accounts; Accounts with Progress / Milestone Billings	$
15.	Accounts for Retainage Billings	$
16.	Trust / Bonded Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts (If not already deducted above)	$
20.	Accounts with Extended Term Invoices (Net 90+)	$
21.	Chargebacks Accounts / Debit Memos	$
22.	Product Returns/Exchanges	$
23.	Disputed Accounts; Insolvent Account Debtor Accounts	$
24.	Deferred Revenue / Other (Please explain on next page)	$
25.	Concentration Limits	$
26.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
27.	Eligible Accounts (#4 minus #26)	$
28.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$

FOREIGN ACCOUNTS
29.	Foreign Accounts Receivable (invoiced and collected in US) otherwise eligible	$
30.	Maximum Advances based on Eligible Foreign Accounts	$2,000,000
31.	ELIGIBLE AMOUNT OF FOREIGN ACCOUNTS (Lesser of (a) 70% of #29 or (b) #30 minus present balance owing in respect of Eligible Foreign Accounts)	$

BALANCES
32.	Maximum Loan Amount	$10,000,000
33.	Total Funds Available (Lesser of (a) #28 plus #31 or (b) #32)	$
34.	Present balance owing on Line of Credit	$
35.	Outstanding under Sublimits (Letters of Credit, FX Reduction Amount and Cash Management Services)	$
36.	RESERVE POSITION (#33 minus #34 and #35)	$

[Continued on following page.]

1

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

Date:

BANK USE ONLY
Received by:
AUTHORIZED SIGNER
Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

2

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	FIREEYE, INC.

The undersigned authorized officer of FireEye, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Bookings Report	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 270 days (2011 audit by 12/31/11)	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings and Deferred Revenue Report	Semi-Monthly by 15th and last day of each month	Yes No
Annual Financial Projections	FYE within 90 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain:
Minimum Bookings (measured quarterly)	$ *	$	Yes No

* Period	Minimum Bookings Requirement
3-month period ending September 30, 2011	$9,600,000
6-month period ending December 31, 2011	$20,800,000
3-month period ending March 31, 2012	**
6-month period ending June 30, 2012	**
9-month period ending September 30, 2012	**
12-month period ending December 31, 2012, and each applicable period ending on each fiscal quarter thereafter	**

**  The minimum bookings requirement for each applicable cumulative period ending on the last day of each fiscal quarter shall be determined by Bank based on Borrower’s board-approved plan for such fiscal year delivered in accordance with Section 6.2, such covenant to be set in a manner (but not in amounts) consistent with the 2011 covenant.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FireEye, Inc.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER

Name:	Date:

Title:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

EXHIBIT E

BORROWING RESOLUTIONS

CORPORATE BORROWING CERTIFICATE

BORROWER:	FireEye, Inc.	DATE:
BANK:	Silicon Valley Bank

I hereby certify as follows, as of the date set forth above:

1.    I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2.    Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of Delaware.

3.    Attached hereto is a true, correct and complete copy of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.

4.    The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

☐

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Silicon Valley Bank (“Bank”).

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.    The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:

Name:

Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:

Name:

Title:

FIRST AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 27 day of March, 2012, by and between Silicon Valley Bank (“Bank”) and FireEye, Inc., a Delaware corporation (“Borrower”) whose address is 1390 McCarthy Blvd., Milpitas, California 95035.

RECITALS

A.        Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 26, 2011 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.        Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.        Borrower has requested that Bank amend the Loan Agreement to (i) modify certain financial covenant levels, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.        Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.          Definitions.   Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.          Amendments to Loan Agreement.

  2.1       Sections 2.1.2 (Letters of Credit Sublimit), 2.1.3 (Foreign Exchange Sublimit) and 2.1.4 (Cash Management Services Sublimit). Sections 2.1.2, 2.1.3 and 2.1.4 of the Loan Agreement are hereby amended by deleting them in their entirety and, in each case, inserting “[Reserved]” in lieu thereof.

  2.2       Section 2.2 (Overadvances).    Section 2.2 of the Loan Agreement is deleted in its entirety and replaced with:

2.2        Overadvances.     If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such excess.

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2.3       Section 2.4(b) (Letter of Credit Fee).    Section 2.4(b) of the Loan Agreement is hereby amended by deleting it in its entirety and inserting “[Reserved]” in lieu thereof.

2.4       Section 4.1 (Grant of Security Interest).    Section 4.1 of the Loan Agreement is hereby amended by inserting the following at the end thereof:

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower. In the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to 105% for Letters of Credit denominated in U.S. Dollars and 110% for Letters of Credit denominated in a currency other than U.S. Dollars of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

2.5       Section 4.2 (Priority of Security Interest).    Section 4.2 of the Loan Agreement is hereby amended by deleting the second paragraph in its entirety.

2.6       Section 6.7 (Financial Covenants).  Section 6.7 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

6.7         Financial Covenants.  Borrower shall:

(a)       Minimum Bookings.  At all times in which any Obligations in respect of the Revolving Line remain outstanding or Bank has any obligation to lend under the Revolving Line, consummate new contracts having a year-to-date projected gross value, as determined by Bank, of not less than the following amounts for each of the following periods (as measured on the last day of the applicable fiscal quarter):

Period	Minimum Bookings

3-month period ending September 30, 2011	$9,600,000

6-month period ending December 31, 2011	$20,800,000

3-month period ending March 31, 2012	$10,685,000

6-month period ending June 30, 2012	$34,000,000

9-month period ending September 30, 2012	$59,000,000

12-month period ending December 31, 2012	$96,000,000

Each applicable period ending on each fiscal quarter thereafter	*

*   The minimum bookings requirement for each applicable cumulative period ending on the last day of each fiscal quarter shall be determined by Bank based on Borrower’s board-approved plan for such fiscal year delivered in accordance with Section 6.2, such covenant to be set in a manner (but not in amounts) consistent with the 2012 covenant.

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2.7       Section 9.1 (Rights and Remedies).  Section 9.1 of the Loan Agreement is hereby amended by deleting clause (d) contained therein and inserting the following in lieu thereof:

(d)       terminate any FX Contracts;

2.8       Section 12.8 (Survival).  Section 12.8 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

12.8       Survival.  All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

2.9       Section 13 (Definitions).    The following terms and their respective definitions are hereby added to Section 13.1 of the Loan Agreement in their proper alphabetical positions:

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

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“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

2.10     Section 13 (Definitions).     The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are hereby deleted in their entirety: “Cash Management Services”, “FX Business Day”, “FX Forward Contract”, “FX Reduction Amount”, “FX Reserve”, “Letter of Credit Application”, “Letter of Credit Reserve”, and “Settlement Date.”

2.11     Section 13 (Definitions).     The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are amended in their entirety and replaced with the following:

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base, minus (b) the outstanding principal balance of any Advances.

“Credit Extension” is any Advance, Growth Capital Advance, Existing Term Loan Advance, Existing Equipment Advance or any other extension of credit by Bank for Borrower’s benefit under this Agreement.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower and any other present or future agreement between Borrower and/or for the benefit of Bank, all as amended, restated, or otherwise modified.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents (other than the Warrants), or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents (other than the Warrants).

2.12     Exhibit C (Borrowing Base Certificate) and Exhibit D (Compliance Certificate).  Exhibit C and Exhibit D of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with Exhibit C and Exhibit D attached hereto, respectively.

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3.       Limitation of Amendments.

3.1        The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2        This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.       Representations and Warranties.      To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1        Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2        Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3        The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

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4.7       This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.         Integration.    This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.         Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.         Effectiveness.    This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		FireEye, Inc.
By:	/s/ Brian Fitzpatrick	By:	/s/ Michael Sheridan

Name:	Brian Fitzpatrick	Name:	Michael Sheridan

Title:	Relationship Manager	Title:	CFO 3/27/2012

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: FireEye, Inc.

Lender:  Silicon Valley Bank

Commitment Amount:        $10,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (Please explain on next page)	$
3.	Less: Intercompany / Employee / Non-Trade Accounts	$
4.	NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5.	90 Days Past Invoice Date	$
6.	Credit Balances over 90 Days	$
7.	Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8.	Foreign Account Debtor Accounts	$
9.	Foreign Invoiced and/or Collected Accounts	$
10.	Contra / Customer Deposit Accounts	$
11.	U.S. Government Accounts not assigned under Assignment of Claims Act	$
12.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13.	Accounts with Memo or Pre-Billings	$
14.	Contract Accounts; Accounts with Progress / Milestone Billings	$
15.	Accounts for Retainage Billings	$
16.	Trust / Bonded Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts (If not already deducted above)	$
20.	Accounts with Extended Term Invoices (Net 90+)	$
21.	Chargebacks Accounts / Debit Memos	$
22.	Product Returns/Exchanges	$
23.	Disputed Accounts; Insolvent Account Debtor Accounts	$
24.	Deferred Revenue / Other (Please explain on next page)	$
25.	Concentration Limits	$
26.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
27.	Eligible Accounts (#4 minus #26)	$
28.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$

FOREIGN ACCOUNTS
29.	Foreign Accounts Receivable (invoiced and collected in US) otherwise eligible	$
30.	Maximum Advances based on Eligible Foreign Accounts	$2,000,000
31.	ELIGIBLE AMOUNT OF FOREIGN ACCOUNTS (Lesser of (a) 70% of #29 or (b) #30 minus present balance owing in respect of Eligible Foreign Accounts)	$

BALANCES
32.	Maximum Loan Amount	$10,000,000
33.	Total Funds Available (Lesser of (a) #28 plus #31 or (b) #32)	$
34.	Present balance owing on Line of Credit	$
35.	RESERVE POSITION (#33 minus #34)	$

[Continued on following page.]

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Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

Date:

BANK USE ONLY
Received by:
AUTHORIZED SIGNER
Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

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EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	FIREEYE, INC.

The undersigned authorized officer of FireEye, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Bookings Report	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 270 days (2011 audit by 12/31/11)	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings and Deferred Revenue Report	Semi-Monthly by 15th and last day of each month	Yes No
Annual Financial Projections	FYE within 90 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain:
Minimum Bookings (measured quarterly)	$ *	$	Yes No

* Period	Minimum Bookings Requirement
3-month period ending September 30, 2011	$9,600,000
6-month period ending December 31, 2011	$20,800,000
3-month period ending March 31, 2012	$10,685,000
6-month period ending June 30, 2012	$34,000,000
9-month period ending September 30, 2012	$59,000,000
12-month period ending December 31, 2012	$96,000,000
Each applicable period ending on each fiscal quarter thereafter	**

**  The minimum bookings requirement for each applicable cumulative period ending on the last day of each fiscal quarter shall be determined by Bank based on Borrower’s board-approved plan for such fiscal year delivered in accordance with Section 6.2, such covenant to be set in a manner (but not in amounts) consistent with the 2012 covenant.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FireEye, Inc.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER

Name:	Date:

Title:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

SECOND AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 30th day of July, 2012, by and between Silicon Valley Bank (“Bank”) and FireEye, Inc., a Delaware corporation (“Borrower”) whose address is 1390 McCarthy Blvd., Milpitas, California 95035.

RECITALS

A.        Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 26, 2011, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated on or about April 5, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.        Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.        Borrower has requested that Bank amend the Loan Agreement to (i) increase the amount available to be borrowed under the Revolving Line, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.        Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.          Definitions.    Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.          Amendments to Loan Agreement.

2.1        Sections 6.2(a), (b), (f) and (j) (Financial Statements, Reports, Certificates). Clauses (a), (b), (f) and (j) of Section 6.2 are hereby deleted in their entirety and replaced with following clauses, respectively:

(a)        Borrowing Base Reports.    Within fifteen (15) days after the last day of each month, (i) aged listings of accounts receivable and accounts payable (by invoice date) and (ii) a Deferred Revenue report certified by a Responsible Officer and in a form acceptable to Bank (collectively, the “Borrowing Base Reports”);

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(b)        Borrowing Base Certificate.    Within fifteen (15) days after the last day of each month and together with the Borrowing Base Reports, a duly completed Borrowing Base Certificate signed by a Responsible Officer;

(f)        Annual Audited Financial Statements.    As soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year, (i) audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion, and (ii) a duly completed Compliance Certificate signed by a Responsible Officer; provided that the audit financial statements for fiscal year 2011 shall be due on or before September 30, 2012;

(j)        Financial Projections.    As soon as available, but not later than fifty (50) days after each fiscal year-end, board-approved annual financial projections covering Borrower’s quarterly projected balance sheets, income statements and cash flows for at least the following fiscal year, all in form and substance acceptable to Bank; and

2.2       Section 8.2(a) (Covenant Default).  Section 8.2(a) is amended by adding “2.2, 2.6,” immediately prior to “6.2” contained therein.

2.3       Section 13 (Definitions).     The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with:

“Borrowing Base” is (a) 80% of Eligible Accounts plus (b) 80% of Eligible Foreign Accounts, all as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, Advances in respect of Eligible Foreign Accounts shall not at any time exceed Five Million Dollars ($5,000,000) in the aggregate; provided further, that Bank may decrease the foregoing percentages in its good faith business judgment based on its field examinations of the Accounts and calculation of the related dilution, or based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Revolving Line” is an Advance or Advances in an aggregate amount of up to Fifteen Million Dollars ($ 15,000,000).

2.4       Exhibit C (Borrowing Base Certificate) and Exhibit D (Compliance Certificate).   Exhibit C and Exhibit D of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with Exhibit C and Exhibit D attached hereto, respectively.

3.           Limitation of Amendments.

3.1       The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

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3.2        This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.        Representations and Warranties.      To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1        Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2        Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3        The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7        This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

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5.        Integration.    This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.        Counterparts.    This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.        Effectiveness.    This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		FireEye, Inc.

By:	/s/ Julia Bobrovich	By:	/s/ Michael J. Sheridan

Name:	Julia Bobrovich	Name:	Michael J. Sheridan

Title:	Relationship Manager	Title:	CFO

[signature page of Second Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: FireEye, Inc.

Lender:  Silicon Valley Bank

Commitment Amount:        $15,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (Please explain on next page)	$
3.	Less: Intercompany / Employee / Non-Trade Accounts	$
4.	NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5.	90 Days Past Invoice Date	$
6.	Credit Balances over 90 Days	$
7.	Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8.	Foreign Account Debtor Accounts	$
9.	Foreign Invoiced and/or Collected Accounts	$
10.	Contra / Customer Deposit Accounts	$
11.	U.S. Government Accounts not assigned under Assignment of Claims Act	$
12.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13.	Accounts with Memo or Pre-Billings	$
14.	Contract Accounts; Accounts with Progress / Milestone Billings	$
15.	Accounts for Retainage Billings	$
16.	Trust / Bonded Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts (If not already deducted above)	$
20.	Accounts with Extended Term Invoices (Net 90+)	$
21.	Chargebacks Accounts / Debit Memos	$
22.	Product Returns/Exchanges	$
23.	Disputed Accounts; Insolvent Account Debtor Accounts	$
24.	Deferred Revenue / Other (Please explain on next page)	$
25.	Concentration Limits	$
26.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
27.	Eligible Accounts (#4 minus #26)	$
28.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$

FOREIGN ACCOUNTS
29.	Foreign Accounts Receivable (invoiced and collected in US) otherwise eligible	$
30.	Maximum Advances based on Eligible Foreign Accounts	$5,000,000
31.	ELIGIBLE AMOUNT OF FOREIGN ACCOUNTS (Lesser of (a) 80% of #29 or (b) #30 minus present balance owing in respect of Eligible Foreign Accounts)	$

BALANCES
32.	Maximum Loan Amount	$15,000,000
33.	Total Funds Available (Lesser of (a) #28 plus #31 or (b) #32)	$
34.	Present balance owing on Line of Credit	$
35.	RESERVE POSITION (#33 minus #34)	$

[Continued on following page.]

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement, as amended, between the undersigned and Silicon Valley Bank.

COMMENTS:

By:

Authorized Signer

Date:

BANK USE ONLY
Received by:
AUTHORIZED SIGNER
Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	FIREEYE, INC.

The undersigned authorized officer of FireEye, Inc. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Bookings Report	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings and Deferred Revenue Report	Monthly within 15 days	Yes No
Annual Financial Projections	FYE within 50 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain:
Minimum Bookings (measured quarterly)	$ *	$	Yes No

* Period	Minimum Bookings Requirement
3-month period ending September 30, 2011	$9,600,000
6-month period ending December 31, 2011	$20,800,000
3-month period ending March 31, 2012	$10,685,000
6-month period ending June 30, 2012	$34,000,000
9-month period ending September 30, 2012	$59,000,000
12-month period ending December 31, 2012	$96,000,000
Each applicable period ending on each fiscal quarter thereafter	**

**  The minimum bookings requirement for each applicable cumulative period ending on the last day of each fiscal quarter shall be determined by Bank based on Borrower’s board-approved plan for such fiscal year delivered in accordance with Section 6.2, such covenant to be set in a manner (but not in amounts) consistent with the 2012 covenant.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FireEye, Inc.

By:

Name:
Title:

BANK USE ONLY

Received by: AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

THIRD AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of December 26, 2012, by and between Silicon Valley Bank. (“Bank”) and FireEye, Inc., a Delaware corporation (“Borrower”) whose address is 1390 McCarthy Blvd., Milpitas, California 95035.

RECITALS

A.          Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 26, 2011, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated on or about April 5, 2012, and that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of July 30, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.          Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.          Borrower has requested that Bank amend the Loan Agreement to (i) provide Borrower with a new equipment loan facility, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.          Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.            Definitions.     Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.            Amendments to Loan Agreement

2.1        Section 2.1.2 (Equipment Loan).  Section 2.1.2 of the Loan Agreement is amended in its entirety and replaced with the following:

2.1.2     Supplemental Equipment Loan.

(a)        Availability.      Subject to the terms and conditions of this Agreement, during the Draw Period, Bank shall make advances (each, an “Supplemental Equipment Advance” and, collectively, “Supplemental Equipment Advances”) not

1

exceeding the Supplemental Equipment Line. Supplemental Equipment Advances may only be used to finance Eligible Equipment purchased within one hundred twenty (120) days (determined based upon the applicable invoice date of such Eligible Equipment) before the date of each Supplemental Equipment Advance. No Supplemental Equipment Advance may exceed one hundred percent (100%) of the total invoice for Eligible Equipment (excluding taxes, shipping, warranty charges, freight discounts and installation expenses relating to such Eligible Equipment except to the extent such are allowed to be financed pursuant hereto as Other Equipment). Unless otherwise agreed to by Bank, not more than twenty-five percent (25.0%) of the proceeds of the Supplemental Equipment Line shall be used to finance Other Equipment, Each Supplemental Equipment Advance must be in an amount equal to the lesser of Five Hundred Thousand Dollars ($500,000) or the amount that has not yet been drawn under the Supplemental Equipment Line. After repayment, no Supplemental Equipment Advance may be reborrowed.

(b)      Repayment of Supplemental Equipment Advances.

(i)        Interest-Only Payments.          For each Supplemental Equipment Advance, Borrower shall make monthly payments of interest-only commencing on the first (1st) Business Day of the first (1st) month following the month in which the Funding Date occurs with respect to such Supplemental Equipment Advance and continuing thereafter during the Interest-Only Period, on the first (1st) Business Day of each successive month.

(ii)        Principal and Interest Payments.    For each Supplemental Equipment Advance outstanding as of the last day of the Interest-Only Period, Borrower shall make thirty-six (36) consecutive equal monthly payments of principal and accrued but unpaid interest commencing on the first (1st) Business Day of the first (1st) month after the Interest-Only Period (the “Conversion Date”), in amounts that would fully amortize the applicable Supplemental Equipment Advance, as of the Conversion Date, over the Supplemental Equipment Repayment Period. The Final Payment and all unpaid principal and accrued and unpaid interest on each Supplemental Equipment Advance is due and payable in full on the Supplemental Equipment Maturity Date.

(c)      Prepayment of Supplemental Equipment Advances Upon an Event of Loss.  Borrower shall bear the risk of any loss, theft, destruction, or damage of or to the Financed Equipment. If, during the term of this Agreement, any item of Financed Equipment financed by a Supplemental Equipment Advance becomes obsolete or is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period ending beyond the Supplemental Equipment Maturity Date with respect to such Financed Equipment (a “Supplemental Event of Loss”), then, within ten (10) days following such Supplemental Event of Loss, Borrower shall (i) pay to Bank on account of the Obligations all accrued interest to the date of the prepayment, plus all outstanding principal owing with respect to the Financed Equipment subject to the Supplemental Event of Loss; or (ii) if no Event of Default has occurred and is continuing, at Borrower’s option, repair or replace any Financed Equipment subject to a Supplemental Event of Loss provided the repaired or replaced

2

Financed Equipment is of equal or like value to the Financed Equipment subject to a Supplemental Event of Loss and provided further that Bank has a first priority perfected security interest in such repaired or replaced Financed Equipment. Any partial prepayment of a Supplemental Equipment Advance paid by Borrower on account of a Supplemental Event of Loss shall be applied to prepay amounts owing for such Supplemental Equipment Advance in inverse order of maturity.

(d)      Voluntary Prepayment.    Borrower shall have the option to prepay all Supplemental Equipment Advances in full, provided Borrower (i) shall provide written notice to Bank of its election to prepay the Supplemental Equipment Advances at least thirty (30) days prior to such prepayment and (ii) pays, on the date of such prepayment, (a) all outstanding principal and accrued but unpaid interest, plus (b) the Final Payment, plus (c) all other sums, including Bank Expenses, if any, that shall have become due and payable.

(e)      Mandatory Prepayment Upon an Acceleration.        If the Supplemental Equipment Advances are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal and accrued but unpaid interest, plus (ii) the Final Payment, plus (iii) all other sums, including Bank Expenses, if any, that shall have become due and payable.

2.2    Section 2.3 (Payment of Interest on the Credit Extensions).    A new Section 2.3(a)(v) is added to the Loan Agreement as follows:

(v)    Supplemental Equipment Advances.      Subject to Section 2.3(b), the outstanding principal amount of the Supplemental Equipment Advances shall accrue interest at a fixed per annum rate equal to five and one-half percent (5.50%), which shall be payable monthly.

2.3    Section 3.5 (Procedures for Borrowing a Supplemental Equipment Advance).  A new Section 3.5 is added to the Loan Agreement as follows:

3.5    Procedures for Borrowing a Supplemental Equipment Advance.  Subject to the prior satisfaction of all other applicable conditions to the making of a Supplemental Equipment Advance set forth in this Agreement, to obtain a Supplemental Equipment Advance, Borrower must notify Bank (which notice shall be irrevocable) by electronic mail or facsimile no later than 12:00 p.m. Pacific time one (1) Business Day before the proposed Funding Date. The notice shall be a Payment/Advance Form, must be signed by a Responsible Officer or designee, and shall include a copy of the invoice for the Equipment being financed. If Borrower satisfies the conditions of each Supplemental Equipment Advance, Bank shall disburse such Supplemental Equipment Advance by transfer to the Designated Deposit Account.

2.4    Section 5.10 (Use of Proceeds).    Section 5.10 of the Loan Agreement is amended in its entirety and replaced with the following:

5.10  Use of Proceeds.    Borrower shall use the proceeds of the Credit Extensions solely as working capital, to fund its general business requirements and to purchase Eligible Equipment, and not for personal, family, household or agricultural purposes.

3

2.5      Section 6.7 (Financial Covenants).    Section 6.7 of the Loan Agreement is amended in its entirety and replaced with the following:

6.7      Financial Covenants.  Borrower shall:

(a)        Minimum Bookings.    At all times in which any Obligations in respect of the Revolving Line or Supplemental Equipment Line remain outstanding or Bank has any obligation to lend under the Revolving Line or Supplemental Equipment Line, consummate new contracts having a year-to-date projected gross value, as determined by Bank, of not less than the following amounts for each of the following periods (as measured on the last day of the applicable fiscal quarter):

Period	Minimum Bookings*

12-month period ending December 31, 2012	$96,000,000

3-month period ending March 31, 2013	$22,000,000

6-month period ending June 30, 2013	$63,000,000

9-month period ending September 30, 2013	$117,000,000

12-month period ending December 31, 2013	$200,000,000

Each applicable period ending on each fiscal quarter thereafter	*

*    The minimum bookings requirement for each applicable cumulative period ending on the last day of each fiscal quarter shall be determined by Bank based on Borrower’s board-approved plan far such fiscal year delivered in accordance with Section 6.2, such covenant to be set in a manner (but not in amounts) consistent with the 2012 covenant.

2.6      Section 7.1 (Dispositions).    Section 7.1(b) of the Loan Agreement is amended in its entirety and replaced with the following:

(b) of worn-out or obsolete Equipment that does not constitute Financed Equipment;

2.7      Section 13 (Definitions).      The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are amended in their entirety and replaced with the following:

“Borrowing Base” is (a) 80% of Eligible Accounts plus (b) 80% of Eligible Foreign Accounts, all as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, Advances in respect of Eligible Foreign Accounts

4

shall not at any time exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) in the aggregate; provided further, that Bank may decrease the foregoing percentages in its good faith business judgment based on its field examinations of the Accounts and calculation of the related dilution, or based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Credit Extension” is any Advance, Growth Capital Advance, Existing Term Loan Advance, Existing Equipment Advance, Supplemental Equipment Advance or any other extension of credit by Bank for Borrower’s benefit under this Agreement.

“Financed Equipment” is all present and future Eligible Equipment in which Borrower has any interest which is financed by an Existing Equipment Advance or a Supplemental Equipment Advance,

“Revolving Line” is an Advance or Advances in an aggregate amount of up to Twenty-Five Million Dollars ($25,000,000).

“Revolving Line Maturity Date” is December 31, 2014.

2.8      Section 13 (Definitions).    The following terms and their respective definitions are added to Section 13.1 of the Loan Agreement, in appropriate alphabetical order, as follows:

“Conversion Date” is defined in Section 2.1.2(b).

“Draw Period” is the period commencing on the date of the Third Amendment and continuing through September 30, 2013.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due in accordance with Section 2.1.2 above, equal to the original principal amount of the applicable Supplemental Equipment Advance multiplied by the Final Payment Percentage.

“Final Payment Percentage” is one and one-half percent (1.50%).

“Interest-Only Period” is, with respect to each Supplemental Equipment Advance, the period commencing on the first (1st) Business Day following the Funding Date of such Supplemental Equipment Advance and continuing through September 30, 2013.

“Supplemental Equipment Advance” is defined in Section 2.1.2(a).

“Supplemental Equipment Line” is an aggregate principal amount equal to Fifteen Million Dollars ($15,000,000).

“Supplemental Equipment Maturity Date” is September 1, 2016.

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“Supplemental Equipment Repayment Period” is a period of time equal to thirty-five (35) consecutive months commencing on the Conversion Date.

“Supplemental Event of Loss” is defined in Section 2.1.2(c).

“Third Amendment” is that certain Third Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of December 26, 2012.

2.9      Exhibit C (Borrowing Base Certificate) and Exhibit D (Compliance Certificate). Exhibit C and Exhibit D of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with Exhibit C and Exhibit D attached hereto, respectively.

3.           Limitation of Amendments.

3.1      The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2      This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.      To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1      Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2      Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3      The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

6

4.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights,

5.           Integration.    This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.           Effectiveness.    This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a facility fee in an amount equal to Twenty Thousand Dollars ($20,000), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		FireEye, Inc.

By:	/s/ Brian Fitzpatrick	By:	/s/ Michael J. Sheridan

Name:	Brian Fitzpatrick	Name:	Michael J. Sheridan

Title:	Relationship Manager	Title:	CFO

[Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement]

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: FireEye, Inc.

Lender: Silicon Valley Bank

Commitment Amount:        $25,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (Please explain on next page)	$
3.	Less: Intercompany / Employee / Non-Trade Accounts	$
4.	NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5.	90 Days Past Invoice Date	$
6.	Credit Balances over 90 Days	$
7.	Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8.	Foreign Account Debtor Accounts	$
9.	Foreign Invoiced and/or Collected Accounts	$
10.	Contra / Customer Deposit Accounts	$
11.	U.S. Government Accounts not assigned under Assignment of Claims Act	$
12.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13.	Accounts with Memo or Pre-Billings	$
14.	Contract Accounts; Accounts with Progress / Milestone Billings	$
15.	Accounts for Retainage Billings	$
16.	Trust / Bonded Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts (If not already deducted above)	$
20.	Accounts with Extended Term Invoices (Net 90+)	$
21.	Chargebacks Accounts / Debit Memos	$
22.	Product Returns/Exchanges	$
23.	Disputed Accounts; Insolvent Account Debtor Accounts	$
24.	Deferred Revenue / Other (Please explain on next page)	$
25.	Concentration Limits	$
26.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
27.	Eligible Accounts (#4 minus #26)	$
28.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$

FOREIGN ACCOUNTS
29.	Foreign Accounts Receivable (invoiced and collected in US) otherwise eligible	$
30.	Maximum Advances based on Eligible Foreign Accounts	$7,500,000
31.	ELIGIBLE AMOUNT OF FOREIGN ACCOUNTS (Lesser of (a) 80% of #29 or (b) #30 minus present balance owing in respect of Eligible Foreign Accounts)	$

BALANCES
32.	Maximum Loan Amount	$25,000,000
33.	Total Funds Available (Lesser of (a) #28 plus #31 or (b) #32)	$
34.	Present balance owing on Line of Credit	$
35.	RESERVE POSITION (#33 minus #34)	$

[Continued on following page.]

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement, as amended, between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

Date:

BANK USE ONLY
Received by:
AUTHORIZED SIGNER
Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	FIREEYE, INC.

The undersigned authorized officer of FireEye, Inc. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Bookings Report	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) with Compliance Certificate	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings and Deferred Revenue Report	Monthly within 15 days	Yes No
Annual Financial Projections	FYE within 50 days	Yes No

Financial Covenant	Required	Actual	Complies
Maintain:
Minimum Bookings (measured quarterly)	$ *	$	Yes No

* Period	Minimum Bookings Requirement**
12-month period ending December 31, 2012	$96,000,000
3-month period ending March 31, 2013	$22,000,000
6-month period ending June 30, 2013	$63,000,000
9-month period ending September 30, 2013	$317,000,000
12-month period ending December 31, 2013	$200,000,000
Each applicable period ending on each fiscal quarter thereafter	**

**  The minimum bookings requirement for each applicable cumulative period ending on the last day of each fiscal quarter shall be determined by Bank based on Borrower’s board-approved plan for such fiscal year delivered in accordance with Section 6.2, such covenant to be set in a manner (but not in amounts) consistent with the 2012 covenant.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

FireEye, Inc.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

DEFAULT WAIVER AND FOURTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of January 7, 2013, to be effective as of December 30, 2012, by and between Silicon Valley Bank (“Bank”) and FireEye, Inc., a Delaware corporation (“Borrower”) whose address is 1390 McCarthy Blvd., Milpitas, California 95035.

RECITALS

A.        Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 26, 2011, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated on or about April 5, 2012, that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of July 30, 2012, and that certain Third Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of December 26, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.        Borrower is currently in default of the Loan Agreement for failing to comply with the covenant set forth in Section 6.11 of the Loan Agreement as a result of Borrower’s formation of FireEye International, Inc., a Delaware corporation and a wholly-owned Subsidiary of Borrower (“FireEye International”), without making FireEye International a co-Borrower under the Loan Documents (the “Existing Default”).

C.        Borrower has requested that Bank waive its rights and remedies against Borrower, limited specifically to the Existing Default. Although Bank is under no obligation to do so, Bank is willing to not exercise its rights and remedies against Borrower related to the specific Existing Default on the terms and conditions set forth in this Amendment, so long as Borrower complies with the terms, covenants and conditions set forth in this Amendment.

D.        As consideration for Bank’s consent to Borrower’s acquisition of Ensighta Security, Inc., a Delaware corporation, and the subsequent merger of such corporation with and into Redwood Acquisition LLC (subsequently renamed Ensighta Security LLC), a Delaware limited liability company and a wholly-owned Subsidiary of Borrower (“Ensighta”), as set forth in that certain Consent Agreement by and between Bank and Borrower dated as of December 20, 2012, Bank has required that Ensighta and FireEye International execute a joinder to become co-Borrowers under the Loan Agreement and that the Loan Agreement be amended to reflect the addition of Ensighta and FireEye International as co-Borrowers thereunder.

E.        In consideration of the foregoing, Bank and Borrower have agreed to amend certain provisions of the Loan Agreement as more fully set forth herein, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Waiver of Covenant Default.

Bank hereby waives Borrower’s Existing Default under the Loan Agreement. Bank’s waiver of Borrower’s compliance of this covenant shall apply only to the foregoing period. Accordingly, hereinafter, Borrower shall be in compliance with this covenant.

Bank’s agreement to waive the above-described default (1) in no way shall be deemed an agreement by the Bank to waive Borrower’s compliance with the above-described covenant as of all other dates and (2) shall not limit or impair the Bank’s right to demand strict performance of this covenant as of all other dates and (3) shall not limit or impair the Bank’s right to demand strict performance of all other covenants as of any date.

3.           Amendments to Loan Agreement.

3.1        Section 7.2 (Changes in Business, Management, Ownership, or Business Locations). Section 7.2(c) is amended by deleting the word “or” from the end of clause (i) and deleting clause (ii) in its entirety and replacing it with the following:

(ii) enter into any transaction or series of related transactions in which the stockholders of Parent who were not stockholders immediately prior to the first such transaction own more than 40% of the voting stock of Parent immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Parent’s equity securities in a public offering or to venture capital investors so long as Parent identifies to Bank the venture capital investors prior to the closing of the transaction and provides to Bank within five (5) Business Days following such closing, a description of the material terms of the transaction); (iii) permit Ensighta to cease being a wholly-owned Subsidiary of Parent; or (iv) permit FireEye International to cease being a wholly-owned Subsidiary of Parent.

3.2        Section 12.17 (Borrower Liability). A new Section 12.17 is added to the Loan Agreement as follows:

12.17    Borrower Liability. Any Borrower may, acting singly, request Credit Extensions hereunder. Each Borrower hereby appoints each other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions hereunder. Each Borrower hereunder shall be jointly and severally obligated to repay all Credit Extensions made hereunder, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions. Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, including, without limitation, the benefit of California Civil Code

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Section 2815 permitting revocation as to future transactions and the benefit of California Civil Code Sections 1432, 2809, 2810, 2819, 2839, 2845, 2847, 2848, 2849, 2850, and 2899 and 3433, and (b) any right to require Bank to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

3.3      Section 13 (Definitions).      The following terms and their respective definitions are added to Section 13.1, in appropriate alphabetical order, as follows:

“Ensighta” is Ensighta Security LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Parent.

“FireEye International” is FireEye International, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent.

“Parent” is FireEye, Inc., a Delaware corporation.

4.           Limitation of Amendments.

4.1      The amendments set forth in Section 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2      This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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5.           Representations and Warranties.      To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1      Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, and except as noted in the Perfection Certificate of Borrower with respect to litigation and subsidiaries), and (b) no Event of Default, other than the Existing Default, has occurred and is continuing;

5.2      Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3      The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.           Integration.    This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

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7.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.           Effectiveness.    This Amendment shall be deemed effective as of December 30, 2012, upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery by Ensighta and FireEye International of (i) a joinder to the Loan Agreement in substantially the form attached hereto as Exhibit A and (ii) all other documentation in form and substance satisfactory to Bank which in its opinion is appropriate to make Ensighta and FireEye International co-Borrowers under the Loan Agreement (including being sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of Ensighta and FireEye Internationa), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		FireEye, Inc.

By:	/s/ Brian Fitzpatrick	By:	/s/ Michael J. Sheridan

Name:	Brian Fitzpatrick	Name:	Michael J. Sheridan

Title:	Relationship Manager	Title:	CFO

[Signature Page to Default Waiver and Fourth Amendment to

Amended and Restated Loan and Security Agreement]

EXHIBIT A

ADDITIONAL BORROWER JOINDER SUPPLEMENT

ADDITIONAL BORROWER JOINDER SUPPLEMENT

This Additional Borrower Joinder Supplement (this “Agreement”) is made as of January 7, 2013, to be effective as of December 30, 2012, by and among FIREEYE, INC., a Delaware corporation (the “Company”), ENSIGHTA SECURITY LLC (f/k/a REDWOOD ACQUISITION LLC), a Delaware limited liability company (“Ensighta”), FIREEYE INTERNATIONAL, INC., a Delaware corporation (“International” and together with Ensighta, individually and collectively, jointly and severally, the “Additional Borrower”), and SILICON VALLEY BANK, a California chartered bank (the “Bank”).

NOW, THEREFORE, for value received the undersigned agree as follows:

1.    Reference is hereby made to the Amended and Restated Loan and Security Agreement dated as of August 26, 2011 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”) by and between the Company and the Bank. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.        (a)        The Additional Borrower and the Company hereby acknowledge, confirm and agree that on and as of the date of this Agreement the Additional Borrower has become a “Borrower” (as that term is defined in the Loan Agreement), and, along with the Company, is included in the definition of “Borrower” under the Loan Agreement and the other Loan Documents for all purposes thereof, and as such shall be jointly and severally liable, as provided in the Loan Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.

(b)        Without in any way implying any limitation on any of the provisions of this Agreement, the Loan Agreement, or any of the other Loan Documents, the Additional Borrower hereby assigns, pledges and grants to the Bank as security for the Obligations, and agrees that the Bank shall have a perfected and continuing security interest in, and Lien on, (i) all of the Borrower’s Collateral, whether now owned or existing or hereafter acquired or arising, and (ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an account or chattel paper. The Additional Borrower further agrees that the Bank shall have in respect thereof all of the rights and remedies of a secured party under the Code as well as those provided in this Agreement, under each of the other Loan Documents and under applicable laws.

(c)        Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower agrees to execute such financing statements, instruments, and other documents as the Bank may require.

(d)        Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower hereby represents and warrants that, except as noted in the Perfection Certificate of the Company with respect to litigation and subsidiaries, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.

3.    Each Person included in the term “Borrower” hereby covenants and agrees with the Bank as follows:

(a)        The Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of any one or more of the Additional Borrower or the Company.

(b)        Reference in this Agreement to the Loan Agreement and the other Loan Documents to the “Borrower” or otherwise with respect to any one or more of the Persons now or hereafter included in the definition of “Borrower” shall mean each and every such Person and any one or more of such Persons, jointly and severally, unless the context requires otherwise (by way of example, and not limitation, if only one such Person is the owner of the real property which is the subject of a mortgage or if only one such Person files reports with the Securities and Exchange Commission).

(c)        Each Person included in the term “Borrower” in the discretion of its respective management is to agree among themselves as to the allocation of the benefits of Letters of Credit and the proceeds of Credit Extensions, provided, however, that each such Person be deemed to have represented and warranted to the Bank at the time of allocation that each benefit and use of proceeds is permitted under the terms of the Loan Agreement and Loan Documents.

(d)        For administrative convenience, each Person included in the term “Borrower” hereby irrevocably appoints the Company as the Borrower’s attorney-in-fact, with power of substitution (with the prior written consent of the Bank in the exercise of its sole and absolute discretion), in the name of the Company or in the name of the Borrower or otherwise to take any and all actions with respect to this Agreement, the other Loan Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as the Company may so elect from time to time, including, without limitation, actions to (i) request Credit Extensions, apply for and direct the benefits of Letters of Credits, and direct the Bank to disburse or credit the proceeds of any Credit Extensions directly to an account of the Company, any one or more of such Persons or otherwise, which direction shall evidence the making of such Credit Extension and shall constitute the acknowledgement by each such Person of the receipt of the proceeds of such Credit Extension or the benefit of such Letter of Credit, (ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrower Joinder Supplement, any other Loan Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of such Person or in the name of the Company. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Bank, and may be exercised from time to time through the Company’s duly authorized officer, officers or other Person or Persons designated by the Company to act from time to time on behalf of the Company.

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(e)        Each Person included in the term “Borrower” hereby irrevocably authorizes the Bank to make Credit Extensions to any one or more of such Person, and hereby irrevocably authorizes the Bank to issue or cause to be issued Letters of Credit for the account of any or all of such Persons, pursuant to the provisions of this Agreement upon the written, oral or telephone request any one or more of the Persons who is from time to time authorized to do so under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Person included in the term “Borrower” on file with the Bank and also upon the written, oral or telephone request of any one of the Persons who is from time to time authorized to do so under the provisions of the most recent certificate of corporate resolutions and/or incumbency for the Company on file with the Bank.

(f)        The Bank assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Bank and any one or more of the Persons included in the term “Borrower” or the Bank in connection with any Credit Extension, any Letter of Credit or any other transaction in connection with the provisions of this Agreement.

4.    Without implying any limitation on the joint and several nature of the Obligations, the Bank agrees that, notwithstanding any other provision of this Agreement, the Persons included in the term “Borrower,” may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the Credit Extensions under this Agreement. The Borrowers agree among themselves, and the Bank consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Credit Extensions received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Bank agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security. Notwithstanding anything contained in this Agreement to the contrary, the amount covered by each Borrower under the Obligations shall be limited to an aggregate amount (after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Borrower in respect of the Obligations) which, together with other amounts owing by such Borrowers to the Bank under the Obligations, is equal to the largest amount that would not be subject to avoidance under any Insolvency Proceeding or any applicable provisions of any applicable, comparable state or other laws. As used in this Agreement, “Insolvency Proceeding” shall mean proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

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5.    (a) Each Person included in the term “Borrower” hereby represents and warrants to the Bank that each of them will derive benefits, directly and indirectly, from each Letter of Credit and from each Credit Extension, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

(b)        Each Person included in the term “Borrower” hereby represents and warrants that all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.

6.    Guaranty.

(a)        Each Person included in the term “Borrower” hereby unconditionally and irrevocably, guarantees to the Bank:

(i)        the due and punctual payment in full (and not merely the collectability) by the other Persons included in the term “Borrower” of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement and the other Loan Documents;

(ii)       the due and punctual payment in full (and not merely the collectability) by the other Persons included in the term “Borrower” of all other sums and charges which may at any time be due and payable in accordance with this Agreement or any of the other Loan Documents;

(iii)      the due and punctual performance by the other Persons included in the term “Borrower” of all of the other terms, covenants and conditions contained in the Loan Documents; and

(iv)      all the other Obligations of the other Persons included in the term “Borrower”.

(b)        The obligations and liabilities of each Person included in the term “Borrower” as a guarantor under this paragraph 6 shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement or any of the Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Person included in the term “Borrower” in its capacity as a guarantor expressly agrees that the Bank may, in its sole and absolute discretion, without notice to or further assent of such Borrower and without in any way releasing, affecting or in any way impairing the joint and several obligations and liabilities of such Person as a guarantor hereunder:

(i)        waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Loan Documents;

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(ii)        modify, amend, change or terminate any provisions of any of the Loan Documents (provided the Bank obtains the consent of the other parties to any such Loan Document if such consent is required by the terms of the applicable Loan Documents);

(iii)      grant extensions or renewals of or with respect to the Credit Extensions or any of the Loan Documents;

(iv)      effect any release, subordination, compromise or settlement in connection with this Agreement or any of the other Loan Documents;

(v)       agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Credit Extensions or to the subordination of any lien or security interest therein;

(vi)       make Credit Extensions for the purpose of performing any term, provision or covenant contained in this Agreement or any of the other Loan Documents with respect to which the Borrower shall then be in default;

(vii)      make future Credit Extensions pursuant to the Loan Agreement or any of the other Loan Documents;

(viii)     assign, pledge, hypothecate or otherwise transfer the Obligations, any of the other Loan Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;

(ix)      deal in all respects with the other Persons included in the term “Borrower” as if this paragraph 6 were not in effect;

(x)       effect any release, compromise or settlement with any of the other Persons included in the term “Borrower”, whether in their capacity as a Borrower or as a guarantor under this paragraph 6 or any other guarantor; and

(xi)      provide debtor-in-possession financing or allow use of cash collateral in proceedings under any Insolvency Proceeding, it being expressly agreed by all Persons included in the term “Borrower” that any such financing and/or use would be part of the Obligations.

(c)        The obligations and liabilities of each Person included in the term “Borrower”, as guarantor under this paragraph 6 shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that such Person may have against any one or more of the other Persons included in the term

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“Borrower” and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Bank of any remedies it may have against Persons included in the term “Borrower” with respect to this Agreement, or any of the other Loan Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Bank shall not be required to make any demand upon any of the Persons included in the term “Borrower”, or to sell the Collateral or otherwise pursue, enforce or exhaust its or their remedies against the Persons included in the term “Borrower” or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Person included in the term “Borrower” under this paragraph 6, either in the same action, if any, brought against any one or more of the Persons included in the term “Borrower” or in separate actions or proceedings, as often as the Bank may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Persons included in the term “Borrower”, any other guarantor or any obligor under any of the Loan Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Persons included in the term “Borrower”, in their respective capacities as borrowers and guarantors under this paragraph 6, or under any of the Loan Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this paragraph 6 in any manner whatsoever, and this paragraph 6 shall remain and continue in full force and effect. It is the intent and purpose of this paragraph 6 that each Person included in the term “Borrower” shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Persons included in the term “Borrower” agree that they shall be liable for the full amount of the obligations and liabilities under this paragraph 6 regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Persons included in the term “Borrower”, any other guarantor or any obligor under any of the Loan Documents, that may result from any such proceedings.

(d)        Each Person included in the term “Borrower”, as guarantor under this paragraph 6, hereby unconditionally, jointly and severally, irrevocably and expressly waives:

(i)        presentment and demand for payment of the Obligations and protest of non-payment;

(ii)       notice of acceptance of this paragraph 6 and of presentment, demand and protest thereof;

(iii)      notice of any default hereunder or under or any of the Loan Documents and notice of all indulgences;

(iv)      notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this paragraph 6;

(v)       demand for observance, performance or enforcement of any of the terms or provisions of this paragraph 6 or any of the other Loan Documents;

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(vi)      all errors and omissions in connection with the Bank’s administration of all indebtedness guaranteed by this paragraph 6;

(vii)     any right or claim of right to cause a marshalling of the assets of any one or more of the other Persons included in the term “Borrower”;

(viii)    any act or omission of the Bank which changes the scope of the risk as guarantor hereunder; and

(ix)      all other notices and demands otherwise required by law which such Person may lawfully waive.

(e)          Within ten (10) days following any request of the Bank so to do, each Person included in the term “Borrower” will furnish the Bank and such other persons as the Bank may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this paragraph 6.

7.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to principles of choice of law.

[Signatures Begin on Next Page]

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WITNESS the due execution hereof as of the day and year first written above.

WITNESS/ATTEST:	FIREEYE, INC.

/s/ Frank Verdecanna	By:	/s/ Michael J. Sheridan

	Name:	Michael J. Sheridan
	Title:	CFO

WITNESS/ATTEST:	ENSIGHTA SECURITY LLC

By:	FireEye, Inc., its sole member

/s/ Frank Verdecanna	By:	/s/ Michael J. Sheridan

	Name:	Michael J. Sheridan
	Title:	CFO

WITNESS/ATTEST:	FIREEYE INTERNATIONAL, INC.

/s/ Frank Verdecanna	By:	/s/ Michael J. Sheridan

	Name:	Michael J. Sheridan
	Title:	CFO

WITNESS/ATTEST:	SILICON VALLEY BANK

/s/ John Willard	By:	/s/ Brian Fitzpatrick

Name:	Brian Fitzpatrick
Title:	Relationship Manager

[Signature Page to Additional Borrower Joinder Supplement]

CONSENT AND FIFTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Consent and Fifth Amendment to Amended and Restated Loan Agreement (this “Consent”) is entered into this 29th day of August, 2013, and made effective as of July 31, 2013, by and among Silicon Valley Bank (“Bank”), FireEye, Inc., a Delaware corporation (“Parent”), Ensighta Security LLC (f/k/a Redwood Acquisition LLC), a Delaware limited liability company (“Ensighta”), FireEye International, LLC, a Delaware limited liability company (“International” and together with Parent and Ensighta, individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.       Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 26, 2011 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.       Parent intends to (1) form FireEye Technology Limited, a new direct Subsidiary under the laws of Ireland (“Technology”), (2) make a cash contribution to Technology in an amount equal to Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000) (the “Technology Investment”), (3) form FireEye Ireland Limited, a new indirect Subsidiary under the laws of Ireland (“Ireland”), (4) make an intercompany loan to Technology in an amount equal to Ten Million Dollars ($10,000,000), with the proceeds of such intercompany loan to be advanced by Technology to Ireland (the “Ireland Investment”), and (5) transfer the shares of International to Ireland (the “Ireland Transfer”, and the transactions described in (1) through (5), collectively, the “Restructuring”). Borrower has requested that Bank consent to the Restructuring.

C.       Borrower has further requested that Bank amend the Loan Agreement to exclude the stock of certain Subsidiaries from the Collateral.

D.       Bank has agreed to so consent to the Restructuring and amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       Definitions.  Capitalized terms used but not defined in this Consent shall have the meanings given to them in the Loan Agreement.

2.       Consent.  Subject to the terms of Section 10 below, Bank hereby consents to the Restructuring and agrees that (a) Borrower shall not be required to cause

Technology and Ireland to provide a joinder to the Loan Agreement pursuant to Section 6.11(a) of the Loan Agreement, provided that Bank hereby reserves its right to require such Subsidiaries to join the Loan Agreement as co-borrowers in the future, in its sole discretion; (b) the formation of Technology and Ireland, the Technology Investment, the Ireland Investment and the Ireland Transfer shall be considered Permitted Investments; (c) the incurrence of debt by Ireland pursuant to the Ireland Investment shall be considered Permitted Indebtedness; and (d) the Ireland Transfer shall not, in and of itself, constitute an “Event of Default” under Section 7.2(c)(iv) of the Loan Agreement.

3.       Amendments to Loan Agreement.

3.1      Section 13 (Definitions).  The following term and its definition is added to Section 13.1 of the Loan Agreement in its proper alphabetical order:

“Foreign Subsidiary” means any Subsidiary which is not organized under the laws of the United States or any state or territory thereof or the District of Columbia.

3.2      Exhibit A.  The Collateral described in Exhibit A of the Loan Agreement is amended in its entirety and replaced with the Collateral description attached hereto as Exhibit A.

4.       Limitation of Amendment.

4.1      The amendment set forth in Section 3, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2      This Consent shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.       Covenants.  Within thirty (30) days of the date of this Consent, Borrower shall (a) provide to Bank appropriate pledge agreements, certificates and powers, pledging Parent’s direct and beneficial ownership interest in Technology (to the extent it constitutes Collateral), in form and substance acceptable to Bank; (b) deliver to Bank the original intercompany note issued by Technology to Parent together with an instrument of assignment, in form and substance acceptable to Bank; and (c) execute and deliver to Bank updated Perfection Certificates from each Borrower.

6.       Representations and Warranties.  To induce Bank to enter into this Consent, Borrower hereby represents and warrants to Bank as follows:

6.1      Immediately after giving effect to this Consent (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

6.2      Borrower has the power and due authority to execute and deliver this Consent;

6.3      The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

6.4      The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, have been duly authorized by all necessary action on the part of Borrower;

6.5      The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

6.6      The execution and delivery by Borrower of this Consent and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Consent, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

6.7      This Consent has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

7.       Integration.  This Consent and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Consent and the Loan Documents merge into this Consent and the Loan Documents.

8.       Prior Agreement.    The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Consent is not a novation and the terms and conditions of this Consent shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Consent and the terms of such documents, the terms of this Consent shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

9.         Counterparts.    This Consent may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.       Effectiveness.   This Consent shall be deemed effective as of July 31, 2013, upon (a) the due execution and delivery to Bank of this Consent by each party hereto and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Consent.

11.       Governing Law.   This Consent and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the date first written above.

BANK	BORROWERS

Silicon Valley Bank	FireEye, Inc.

By: /s/ Brian Fitzpatrick	By: /s/ Frank Verdecanna
Name: Brian Fitzpatrick	Name: Frank Verdecanna
Title: Director	Title: VP Finance

Ensighta Security LLC

By: FireEye, Inc., its sole member

By: /s/ Frank Verdecanna
Name: Frank Verdecanna
Title: VP Finance

FireEye International LLC

By: /s/ Frank Verdecanna
Name: Frank Verdecanna
Title: VP Finance

[SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

EXHIBIT A – COLLATERAL DESCRIPTION

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (a) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter or (b) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.

Borrower and Bank are parties to that certain negative pledge arrangement whereby Borrower, in connection with Bank’s loan(s) to Borrower, has agreed not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its Intellectual Property without Bank’s prior written consent.

SIXTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 24th day of January, 2014, by and among Silicon Valley Bank (“Bank”), FireEye, Inc., a Delaware corporation (“Parent”), and FireEye International, LLC, a Delaware limited liability company (“International” and together with Parent, individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.       Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 26, 2011 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.       Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.       Borrower has acquired Mandiant Corporation and formed a new Subsidiary, Mandiant, LLC, a Delaware limited liability company (“Mandiant”), pursuant to that certain Agreement and Plan of Reorganization dated as of December 30, 2013, by and among Parent, Mercury Merger Corporation, Mercury Merger LLC, Mandiant Corporation and Shareholder Representative Services LLC, a copy of which is attached hereto as Exhibit A.

D.       Borrower has requested that Bank amend the Loan Agreement to (i) include Mandiant as a co-Borrower under the Loan Agreement, (ii) revise certain reporting requirements, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

E.       Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.        Definitions.   Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.        Amendments to Loan Agreement.

2.1      Section 6.2 (Financial Statements, Reports, Certificates).  Clauses (a) and (b) of Section 6.2 are hereby amended by deleting each reference to “fifteen (15) days” therein and replacing it with “thirty (30) days”.

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2.2      Section 6.10 (Access to Collateral; Books and Records).   The second sentence of Section 6.10 is hereby amended by deleting the reference to “six (6) months” and replacing it with “twelve (12) months”.

2.3      Section 6.11 (Formation or Acquisition of Subsidiaries).  Section 6.11 is amended in its entirety and replaced with the following:

6.11    Formation or Acquisition of Subsidiaries.   Within three (3) Business Days of Borrower or any Subsidiary forming or acquiring any direct or indirect Subsidiary after the Effective Date, Borrower shall provide written notice to Bank of such new Subsidiary and, upon Bank’s request in Bank’s sole discretion, (a) cause such new Subsidiary to provide to Bank a joinder to this Agreement to cause such Subsidiary to become a co-borrower hereunder, together with appropriate financing statements and/or Control Agreements, all in form and substance satisfactory to Bank (including without limitation, documents, agreements and instruments sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Bank appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary, in form and substance satisfactory to Bank, and (c) provide to Bank all other documentation in form and substance satisfactory to Bank, including one or more opinions of counsel satisfactory to Bank, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.11 shall be a Loan Document. Nothing in this Section 6.11 shall be construed as permitted the acquisition of any Subsidiary unless otherwise expressly permitted elsewhere in this Agreement.

2.4      Section 7.2 (Changes in Business, Management, Ownership, or Business Locations).  Clauses (iii) and (iv) of Section 7.2(c) are amended in their entirety and replaced with the following:

(iii) permit Mandiant to cease being a wholly-owned Subsidiary of Parent, except pursuant to a merger or consolidation with Parent;

(iv) Reserved.

2.5      Section 7.3 (Mergers or Acquisitions).   Section 7.3 is amended in its entirety and replaced with the following:

7.3      Mergers or Acquisitions.  Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person unless (a) Parent is a surviving entity as a result of such transaction, (b) Borrower is in compliance with Section 7.2(c)(ii) immediately after the consummation of such transaction, and (c) Borrower is and will remain in compliance with Section 6.11 with respect to any new Subsidiary resulting from such transaction after giving effect to such transaction. Notwithstanding the foregoing, a Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

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2.6      Section 13 (Definitions).  The following term and its respective definition set forth in Section 13.1 of the Loan Agreement are amended in their entirety and replaced with the following:

“FireEye International” is FireEye International, LLC, a Delaware limited liability company.

2.7      Section 13 (Definitions).  The following term and its respective definition are added to Section 13.1, in appropriate alphabetical order, as follows:

“Mandiant” is Mandiant, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Parent.

2.8      Section 13 (Definitions).   The following terms and their respective definitions are hereby deleted in their entirety:

“Ensighta”

“Permitted Acquisitions”

2.9      Section 13 (Definitions).    Clauses (iv) and (ix) of the definition of “Permitted Investments” is amended in its entirety and replaced with the following:

(iv) Investments (A) by Borrower in Subsidiaries, and (B) by Subsidiaries in other Subsidiaries or in Borrower;

(ix) Investments consisting of the acquisition of all of the beneficial ownership interest in any Person in compliance with Section 7.3;

3.       Limitation of Amendments.

3.1      The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2      This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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4.       Representations and Warranties.     To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1      Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2      Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3      The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary action on the part of Borrower;

4.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.       Integration.   This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

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6.       Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.       Effectiveness.   This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery by Mandiant of (i) a joinder to the Loan Agreement in substantially the form attached hereto as Exhibit B and (ii) all other documentation in form and substance satisfactory to Bank which in its opinion is appropriate to make Mandiant a co-Borrower under the Loan Agreement (including being sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of Mandiant), and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER

Silicon Valley Bank	FireEye, Inc.

	By:	/s/ Alexa King
By: /s/ Brian Fitzpatrick	Name:	Alexa King
Name: Brian Fitzpatrick	Title:	General Counsel
Title: Director	FireEye International, LLC

	By:	/s/ Alexa King
	Name:	Alexa King
	Title:	Manager

[Signature page to Sixth Amendment to

Amended and Restated Loan and Security Agreement]

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

[See attached.]

EXHIBIT B

ADDITIONAL BORROWER JOINDER SUPPLEMENT

[See attached.]

ADDITIONAL BORROWER JOINDER SUPPLEMENT

This Additional Borrower Joinder Supplement (this “Agreement”) is made as of January 24, 2014, by and among FIREEYE, INC., a Delaware corporation (the “Parent”), FIREEYE INTERNATIONAL, LLC, a Delaware limited liability company (“International” and together with Parent, individually and collectively, jointly and severally, the “Company”), MANDIANT, LLC, a Delaware limited liability company (the “Additional Borrower”), and SILICON VALLEY BANK, a California chartered bank (the “Bank”).

NOW, THEREFORE, for value received the undersigned agree as follows:

1.    Reference is hereby made to the Amended and Restated Loan and Security Agreement dated as of August 26, 2011 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”) by and between the Company and the Bank. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.        (a)    The Additional Borrower and the Company hereby acknowledge, confirm and agree that on and as of the date of this Agreement the Additional Borrower has become a “Borrower” (as that term is defined in the Loan Agreement), and, along with the Company, is included in the definition of “Borrower” under the Loan Agreement and the other Loan Documents for all purposes thereof, and as such shall be jointly and severally liable, as provided in the Loan Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.

    (b)      Without in any way implying any limitation on any of the provisions of this Agreement, the Loan Agreement, or any of the other Loan Documents, the Additional Borrower hereby assigns, pledges and grants to the Bank as security for the Obligations, and agrees that the Bank shall have a perfected and continuing security interest in, and Lien on, (i) all of the Borrower’s Collateral, whether now owned or existing or hereafter acquired or arising, and (ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an account or chattel paper. The Additional Borrower further agrees that the Bank shall have in respect thereof all of the rights and remedies of a secured party under the Code as well as those provided in this Agreement, under each of the other Loan Documents and under applicable laws.

    (c)      Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower agrees to execute such financing statements, instruments, and other documents as the Bank may require.

    (d)      Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower hereby represents and warrants that, except as noted in the Perfection Certificate of the Company or the Additional Borrower with respect to litigation and subsidiaries, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.

3.    Each Person included in the term “Borrower” hereby covenants and agrees with the Bank as follows:

    (a)      The Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of any one or more of the Additional Borrower or the Company.

    (b)      Reference in this Agreement to the Loan Agreement and the other Loan Documents to the “Borrower” or otherwise with respect to any one or more of the Persons now or hereafter included in the definition of “Borrower” shall mean each and every such Person and any one or more of such Persons, jointly and severally, unless the context requires otherwise (by way of example, and not limitation, if only one such Person is the owner of the real property which is the subject of a mortgage or if only one such Person files reports with the Securities and Exchange Commission).

    (c)      Each Person included in the term “Borrower” in the discretion of its respective management is to agree among themselves as to the allocation of the benefits of Letters of Credit and the proceeds of Credit Extensions, provided, however, that each such Person be deemed to have represented and warranted to the Bank at the time of allocation that each benefit and use of proceeds is permitted under the terms of the Loan Agreement and Loan Documents.

    (d)      For administrative convenience, each Person included in the term “Borrower” hereby irrevocably appoints the Company as the Borrower’s attorney-in-fact, with power of substitution (with the prior written consent of the Bank in the exercise of its sole and absolute discretion), in the name of the Company or in the name of the Borrower or otherwise to take any and all actions with respect to this Agreement, the other Loan Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as the Company may so elect from time to time, including, without limitation, actions to (i) request Credit Extensions, apply for and direct the benefits of Letters of Credits, and direct the Bank to disburse or credit the proceeds of any Credit Extensions directly to an account of the Company, any one or more of such Persons or otherwise, which direction shall evidence the making of such Credit Extension and shall constitute the acknowledgement by each such Person of the receipt of the proceeds of such Credit Extension or the benefit of such Letter of Credit, (ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrower Joinder Supplement, any other Loan Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of such Person or in the name of the Company. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Bank, and may be exercised from time to time through the Company’s duly authorized officer, officers or other Person or Persons designated by the Company to act from time to time on behalf of the Company.

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(e)        Each Person included in the term “Borrower” hereby irrevocably authorizes the Bank to make Credit Extensions to any one or more of such Person, and hereby irrevocably authorizes the Bank to issue or cause to be issued Letters of Credit for the account of any or all of such Persons, pursuant to the provisions of this Agreement upon the written, oral or telephone request any one or more of the Persons who is from time to time authorized to do so under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Person included in the term “Borrower” on file with the Bank and also upon the written, oral or telephone request of any one of the Persons who is from time to time authorized to do so under the provisions of the most recent certificate of corporate resolutions and/or incumbency for the Company on file with the Bank.

(f)        The Bank assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Bank and any one or more of the Persons included in the term “Borrower” or the Bank in connection with any Credit Extension, any Letter of Credit or any other transaction in connection with the provisions of this Agreement.

4.  Without implying any limitation on the joint and several nature of the Obligations, the Bank agrees that, notwithstanding any other provision of this Agreement, the Persons included in the term “Borrower,” may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the Credit Extensions under this Agreement. The Borrowers agree among themselves, and the Bank consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Credit Extensions received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Bank agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Borrowers agree that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security. Notwithstanding anything contained in this Agreement to the contrary, the amount covered by each Borrower under the Obligations shall be limited to an aggregate amount (after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Borrower in respect of the Obligations) which, together with other amounts owing by such Borrowers to the Bank under the Obligations, is equal to the largest amount that would not be subject to avoidance under any Insolvency Proceeding or any applicable provisions of any applicable, comparable state or other laws. As used in this Agreement, “Insolvency Proceeding” shall mean proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

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5.  (a) Each Person included in the term “Borrower” hereby represents and warrants to the Bank that each of them will derive benefits, directly and indirectly, from each Letter of Credit and from each Credit Extension, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

(b)  Each Person included in the term “Borrower” hereby represents and warrants that all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.

6.  Guaranty.

(a)        Each Person included in the term “Borrower” hereby unconditionally and irrevocably, guarantees to the Bank:

(i)      the due and punctual payment in full (and not merely the collectability) by the other Persons included in the term “Borrower” of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement and the other Loan Documents;

(ii)      the due and punctual payment in full (and not merely the collectability) by the other Persons included in the term “Borrower” of all other sums and charges which may at any time be due and payable in accordance with this Agreement or any of the other Loan Documents;

(iii)      the due and punctual performance by the other Persons included in the term “Borrower” of all of the other terms, covenants and conditions contained in the Loan Documents; and

(iv)      all the other Obligations of the other Persons included in the term “Borrower”.

(b)        The obligations and liabilities of each Person included in the term “Borrower” as a guarantor under this paragraph 6 shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement or any of the Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Person included in the term “Borrower” in its capacity as a guarantor expressly agrees that the Bank may, in its sole and absolute discretion, without notice to or further assent of such Borrower and without in any way releasing, affecting or in any way impairing the joint and several obligations and liabilities of such Person as a guarantor hereunder:

(i)      waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Loan Documents;

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(ii)     modify, amend, change or terminate any provisions of any of the Loan Documents (provided the Bank obtains the consent of the other parties to any such Loan Document if such consent is required by the terms of the applicable Loan Documents);

(iii)    grant extensions or renewals of or with respect to the Credit Extensions or any of the Loan Documents;

(iv)    effect any release, subordination, compromise or settlement in connection with this Agreement or any of the other Loan Documents;

(v)     agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Credit Extensions or to the subordination of any lien or security interest therein;

(vi)    make Credit Extensions for the purpose of performing any term, provision or covenant contained in this Agreement or any of the other Loan Documents with respect to which the Borrower shall then be in default;

(vii)   make future Credit Extensions pursuant to the Loan Agreement or any of the other Loan Documents;

(viii)  assign, pledge, hypothecate or otherwise transfer the Obligations, any of the other Loan Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;

(ix)    deal in all respects with the other Persons included in the term “Borrower” as if this paragraph 6 were not in effect;

(x)     effect any release, compromise or settlement with any of the other Persons included in the term “Borrower”, whether in their capacity as a Borrower or as a guarantor under this paragraph 6 or any other guarantor; and

(xi)    provide debtor-in-possession financing or allow use of cash collateral in proceedings under any Insolvency Proceeding, it being expressly agreed by all Persons included in the term “Borrower” that any such financing and/or use would be part of the Obligations.

(c)        The obligations and liabilities of each Person included in the term “Borrower”, as guarantor under this paragraph 6 shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that such Person may have against any one or more of the other Persons included in the term

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“Borrower” and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Bank of any remedies it may have against Persons included in the term “Borrower” with respect to this Agreement, or any of the other Loan Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Bank shall not be required to make any demand upon any of the Persons included in the term “Borrower”, or to sell the Collateral or otherwise pursue, enforce or exhaust its or their remedies against the Persons included in the term “Borrower” or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Person included in the term “Borrower” under this paragraph 6, either in the same action, if any, brought against any one or more of the Persons included in the term “Borrower” or in separate actions or proceedings, as often as the Bank may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Persons included in the term “Borrower”, any other guarantor or any obligor under any of the Loan Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Persons included in the term “Borrower”, in their respective capacities as borrowers and guarantors under this paragraph 6, or under any of the Loan Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this paragraph 6 in any manner whatsoever, and this paragraph 6 shall remain and continue in full force and effect. It is the intent and purpose of this paragraph 6 that each Person included in the term “Borrower” shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Persons included in the term “Borrower” agree that they shall be liable for the full amount of the obligations and liabilities under this paragraph 6 regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Persons included in the term “Borrower”, any other guarantor or any obligor under any of the Loan Documents, that may result from any such proceedings.

(d)        Each Person included in the term “Borrower”, as guarantor under this paragraph 6, hereby unconditionally, jointly and severally, irrevocably and expressly waives:

(i)      presentment and demand for payment of the Obligations and protest of non-payment;

(ii)     notice of acceptance of this paragraph 6 and of presentment, demand and protest thereof;

(iii)    notice of any default hereunder or under or any of the Loan Documents and notice of all indulgences;

(iv)    notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this paragraph 6;

(v)     demand for observance, performance or enforcement of any of the terms or provisions of this paragraph 6 or any of the other Loan Documents;

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(vi)    all errors and omissions in connection with the Bank’s administration of all indebtedness guaranteed by this paragraph 6;

(vii)   any right or claim of right to cause a marshalling of the assets of any one or more of the other Persons included in the term “Borrower”;

(viii)  any act or omission of the Bank which changes the scope of the risk as guarantor hereunder; and

(ix)    all other notices and demands otherwise required by law which such Person may lawfully waive.

(e)         Within ten (10) days following any request of the Bank so to do, each Person included in the term “Borrower” will furnish the Bank and such other persons as the Bank may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this paragraph 6.

7.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to principles of choice of law.

[Signatures Begin on Next Page]

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WITNESS the due execution hereof as of the day and year first written above.

WITNESS/ATTEST:	FIREEYE, INC.

/s/ Frank Verdecanna	By:	/s/ Alexa King

	Name:	Alexa King
	Title:	General Counsel

WITNESS/ATTEST:	FIREEYE INTERNATIONAL, LLC

/s/ Frank Verdecanna	By:	/s/ Alexa King

	Name:	Alexa King
	Title:	Manager

WITNESS/ATTEST:	MANDIANT, LLC

/s/ Frank Verdecanna	By:	/s/ Alexa King

	Name:	Alexa King
	Title:	Manager

WITNESS/ATTEST:	SILICON VALLEY BANK

/s/ Sean Thompson	By:	/s/ Brian Fitzpatrick

Name:	Brian Fitzpatrick
Title:	Director

[Signature Page to Additional Borrower Joinder Supplement]